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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                          811-01540

AIM Funds Group (Invesco Funds Group)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000     Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Sheri Morris     11 Greenway Plaza, Suite 1000     Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code:      (713) 626-1919

Date of fiscal year end:         12/31

Date of reporting period:      12/31/17

Item 1. Report to Stockholders.

Annual Report to Shareholders	December 31, 2017
Invesco European Small Company Fund Nasdaq: A: ESMAX ∎ B: ESMBX ∎ C: ESMCX ∎ Y: ESMYX ∎ R6: ESMSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Major stock market indexes rose – and set record highs – throughout the reporting period. Generally positive economic data, strong corporate earnings and anticipated tax and regulatory reform contributed to the rally. The US economy expanded during the reporting period, with gross domestic product, the value of all goods and services produced, significantly increasing its growth rate from the first to the third quarter of the year. Tax reform legislation, enacted in December 2017, was a positive for the stock market, but its long-term economic impact was uncertain. Citing positive economic trends – specifically, realized and expected labor market conditions and inflation – the US Federal Reserve raised interest rates in March, June and

December 2017. While US and global bond markets, as well as emerging market equities, sold off early in the reporting period, they recovered much of their losses during the reporting period. Overseas, economic data were mixed, prompting the European Central Bank and central banks in China and Japan, among other countries, to maintain extraordinarily accommodative monetary policies.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco European Small Company Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco European Small Company Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2017, Class A shares of Invesco European Small Company Fund (the Fund), at net asset value (NAV), underperformed the MSCI Europe Small Cap Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/16 to 12/31/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	28.29%
Class B Shares	27.23
Class C Shares	27.27
Class Y Shares	28.48
Class R6 Shares*	28.58
MSCI Europe Index▼ (Broad Market Index)	25.51
MSCI Europe Small Cap Index▼ (Style-Specific Index)	35.52
Lipper European Funds Index⬛ (Peer Group Index)	24.87

Source(s): ▼FactSet Research Systems Inc.; ⬛Lipper Inc.

*Class R6 shares incepted on April 4, 2017. See page 7 for more information.

Market conditions and your Fund

Global equity markets delivered positive, and in many cases double-digit, returns over the year ended December 31, 2017. These gains were broadly driven by firming global economic growth, as well as stronger corporate fundamentals. After trailing international markets for the first three quarters of the year, the US equity market outperformed international markets in the fourth quarter. US equity markets received a boost from the prospect of sweeping individual and corporate tax cuts, with a final tax bill approved by Congress in December.

    In developed markets, the US Federal Reserve (the Fed) met in December and increased the benchmark fed funds target rate by 0.25% to a target range of 1.25% to 1.50%.1 Combined with two other interest rate increases earlier in 2017, the Fed’s decision reflects a more constructive outlook for the US economy. In contrast, the European Central Bank held rates steady at 0% throughout 2017 and maintained its generous bond buying program through at least September 2018, or beyond, until it sees a sustained adjustment in the path of inflation.

    Most emerging markets continued to perform well during 2017. In addition to the improving global economic outlook, other positive tailwinds included reduced expectations for a major shift in US trade policy as well as stronger oil prices. Oil moved higher on production restraint by OPEC and Russia, benefiting commodity-driven emerging markets.

    At the close of 2017, equity market valuations in developed and emerging markets appeared relatively full in absolute terms, but non-US equity markets were trading at a material discount to the US. In sum, while valuations were not cheap, earnings growth and upward earnings revisions improved in many non-US developed markets over the reporting period. Interestingly, while 2017 marked the eighth year of the global bull market, we saw a shift in leadership as international stocks outperformed US stocks for the year. Prior to 2017, international stocks had trailed US stocks for four consecutive years and in six of the last seven years.

    During the reporting period, stock selection in the energy, consumer discretionary and financials sectors contributed to the Fund’s performance relative to its style-specific benchmark. Underweight exposure to the consumer discretionary sector also contributed to the Fund’s relative results. Stock selection in the information technology and telecommunication services sectors detracted from the Fund’s relative performance. An underweight allocation in the telecommunication services sector also detracted from relative results during the year.

    On a geographic basis, Fund holdings in the UK outperformed those of the Fund’s style-specific benchmark, and were the most significant contributors to the Fund’s relative performance. The Fund’s underweight exposure to Sweden and overweight exposure to Romania also contributed to relative performance. The Fund’s underweight exposure to Germany and stock selection in Italy and France were among the most significant detractors from relative returns during the year.

    The Fund’s double-digit cash position in a strong up-market was a meaningful detractor from performance versus the style-specific benchmark. It is important to note that similar to the Fund’s sector and regional allocations, cash is a residual of our bottom-up investment process and not the result of any top-down tactical asset allocation or risk-management allocation decision. As the market moved higher, we trimmed and/or sold a number of stocks because of increased valuations and have found it challenging to redeploy all the proceeds because valuation is such an integral part of our earnings, quality and valuation (EQV) approach and

Portfolio Composition

By sector	% of total net assets

Industrials	23.2%
Information Technology	13.4
Consumer Discretionary	10.6
Financials	12.2
Energy	5.2
Consumer Staples	4.7
Health Care	2.1
Real Estate	1.6
Telecommunication Services	0.2
Money Market Funds
Plus Other Assets Less Liabilities	26.8

Top 10 Equity Holdings*

% of total net assets

1.	Linedata Services	2.9%
2.	Tessi S.A.	2.2
3.	Kardex AG	2.2
4.	Societatea Nationala de Gaze Naturale ROMGAZ S.A.	2.1
5.	Total Produce PLC	2.0
6.	Israel Discount Bank Ltd.-Class A	2.0
7.	Danieli & C. Officine Meccaniche
	S.p.A.-Savings Shares	1.8
8.	Fondul Proprietatea S.A.	1.8
9.	Trigano S.A.	1.7
10.	Savills PLC	1.6

Total Net Assets	$829.4 million

Total Number of Holdings*	71

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2017.

4                         Invesco European Small Company Fund

many high quality European small company stocks remained very expensive.

    From an individual securities perspective, Trigano was the most significant contributor to Fund performance during the year. Trigano is a France-based company that designs and manufactures recreational vehicles and equipment. The company reported better-than-expected results during the year, with double-digit growth driven by increasing consumer demand and market share gains.

    In contrast, Safestyle UK was the most significant detractor from Fund performance over the year. The company provides replacement windows and doors in the UK. Safestyle UK shares declined during the second half of the year after the company signaled that its profit for the year was expected to be lower than forecasted due to weaker sales and increased costs.

    Over the year, we continued to look for opportunities to improve the growth potential and quality of the Fund’s portfolio by adding companies based on our EQV outlook for each company. Despite being unable to deploy all the cash in the portfolio, we added several new holdings during the year, including UK-based car dealership chain Lookers, France-based real estate development and construction company Kaufman & Broad, Spain-based railway vehicle and equipment manufacturer Construcciones y Auxiliar de Ferrocarriles (Grupo CAF) and Romania-based Fondul Proprietatea. We also trimmed or sold Fund holdings with EQV characteristics that were no longer as compelling as when we first initiated positions in them, including HolidayCheck Group, Wavestone, El.En and CANCOM.

    As always, regardless of the macroeconomic environment, we remain focused on a bottom-up investment approach of identifying attractive companies that fit our EQV-focused investment process. We continue to look for high-quality growth companies that exhibit the following characteristics: strong organic revenue growth, high returns on capital, pricing power, strong balance sheets, cash generation, effective capital allocation and reasonable valuations. In addition, we continue to favor companies that are resilient in weak economic environments. Our balanced EQV-focused approach aligns with our goal of delivering attractive returns over the long term.

    We thank you for your continued investment in Invesco European Small Company Fund.

1 Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Jason Holzer Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco European Small Company Fund. He joined Invesco in
1996. Mr. Holzer earned a BA in quantitative economics and an MS in engineering economic systems from Stanford University.

Borge Endresen Chartered Financial Analyst, Portfolio Manager, is manager of Invesco European Small Company Fund. He joined Invesco in 1999.
Mr. Endresen earned a BS in finance from the University of Oregon and an MBA from The University of Texas at Austin.

5                         Invesco European Small Company Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/07

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco European Small Company Fund

Average Annual Total Returns
As of 12/31/17, including maximum applicable sales charges

Class A Shares
Inception (08/31/00)	11.42%
10 Years	5.53
5 Years	11.44
1 Year	21.21

Class B Shares
Inception (08/31/00)	11.42%
10 Years	5.49
5 Years	11.59
1 Year	22.23

Class C Shares
Inception (08/31/00)	10.97%
10 Years	5.33
5 Years	11.86
1 Year	26.27

Class Y Shares
10 Years	6.37%
5 Years	12.97
1 Year	28.48

Class R6 Shares
10 Years	6.15%
5 Years	12.76
1 Year	28.58

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Class R6 shares was 1.43%, 2.18%, 2.18%, 1.18% and 1.09%, respectively.1 The total annual

Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Class R6 shares was 1.45% 2.20%, 2.20%, 1.20% and 1.11%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2019. See current prospectus for more information.

7                         Invesco European Small Company Fund

Invesco European Small Company Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Effective January 26, 2018, after the close of the reporting period, all outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares availale for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Cash/Cash equivalents risk. To the extent the Fund holds cash or cash equivalents rather than securities or other instruments in which it primarily invests, the Fund risks losing opportunities to participate in market appreciation and may experience potentially lower returns than the Fund’s benchmark or other funds that remain fully invested.
∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
∎	Growth investing risk. Growth stocks tend to be more expensive relative to the issuing company’s earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in, or investors’ expectations of, the issuing company’s earnings and can be more volatile.
∎

Investing in the European Union risk. Investments in certain countries in the European Union are susceptible to high economic risks associated with high levels of debt, such as investments in sovereign debt of Greece, Italy and Spain. Efforts of the member states to further unify their economic and mon-

8                         Invesco European Small Company Fund

etary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. Separately, the European Union faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the European Union, such as the United Kingdom (UK) which has announced its intention to exit, would place its currency and banking system in jeopardy. The exit by the UK or other member states will likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Fund’s investments.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The MSCI Europe Index is an unman- aged index considered representative of stocks of developed European countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The MSCI Europe Small Cap Index is an unmanaged index considered representative of small-cap European stocks. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper European Funds Index is an unmanaged index considered representative of European funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9                         Invesco European Small Company Fund

Schedule of Investments

December 31, 2017

	Shares	Value
Common Stocks & Other Equity Interests–73.21%
Belgium–1.39%
Sioen Industries N.V.	251,000	$9,160,977
Van de Velde N.V.	45,106	2,401,114
		11,562,091

France–21.39%
Caisse Regionale de Credit Agricole Mutuel Brie Picardie–CCI	94,000	2,981,935
Caisse Regionale de Credit Agricole Mutuel d’Ile-de-France	55,078	5,287,928
Caisse Regionale de Credit Agricole Mutuel de Normandie-Seine–CCI	46,988	6,765,144
Caisse Regionale de Credit Agricole Mutuel Nord de France–CCI	365,844	9,577,663
Caisse Regionale de Credit Agricole Mutuel Sud Rhone Alpes–CCI	19,700	4,360,617
Constuctions Industrielles de la Mediterranee S.A.	80,972	13,068,646
Gaztransport & Technigaz S.A.	120,000	7,213,198
GEA	49,000	5,213,515
Gerard Perrier Industrie S.A.	169,171	10,524,065
Infotel S.A.	165,142	10,590,442
Kaufman & Broad S.A.	236,321	11,224,540
Linedata Services(a)	506,159	23,872,553
Maisons France Confort S.A.	112,990	8,124,435
Manutan International	93,000	9,984,800
Metropole Television S.A.	192,790	4,981,249
Neurones	280,000	9,675,187
Tessi S.A.	88,294	18,644,585
Total Gabon	6,432	1,117,361
Trigano S.A.	80,188	14,171,668
		177,379,531

Germany–3.62%
CENIT AG	213,758	5,479,414
Hypoport AG(b)	12,467	2,169,916
MorphoSys AG(b)	125,562	11,493,598
Nexus AG	179,730	5,605,563
SMT Scharf AG(b)	89,110	1,589,814
Takkt AG	164,690	3,719,442
		30,057,747

Greece–3.12%
Autohellas S.A.	207,551	5,584,792
Hellenic Exchanges — Athens Stock Exchange S.A.	940,000	5,932,291
Karelia Tobacco Co. Inc. S.A.	7,255	2,402,456
Mytilineos Holdings S.A.(b)	1,089,192	11,933,648
		25,853,187

Ireland–4.20%
CPL Resources PLC	929,792	6,936,580

	Shares	Value
Ireland–(continued)
Origin Enterprises PLC	1,442,056	$10,969,333
Total Produce PLC	5,516,323	16,916,787
		34,822,700

Israel–3.76%
Hilan Ltd.	517,409	11,590,485
Israel Discount Bank Ltd.–Class A(b)	5,598,000	16,262,220
MIND C.T.I. Ltd.(a)	1,200,000	3,324,000
		31,176,705

Italy–1.84%
Danieli & C. Officine Meccaniche S.p.A.–Savings Shares	920,532	15,307,737

Norway–4.37%
Bonheur ASA	531,206	5,807,599
Ekornes ASA	590,214	8,519,753
Kongsberg Gruppen ASA	387,721	7,138,058
NextGenTel Holding ASA	903,998	1,960,138
Wilh. Wilhelmsen Holding ASA–Class A	424,539	12,799,469
		36,225,017

Portugal–0.27%
Conduril — Engenharia S.A.	46,308	2,250,194

Romania–6.07%
Banca Transilvania S.A.	12,934,298	7,093,723
Fondul Proprietatea S.A.	65,862,245	14,638,690
Societatea Nationala de Gaze Naturale ROMGAZ S.A.	2,151,512	17,323,676
Transgaz SA Medias	114,300	11,290,921
		50,347,010

Spain–1.70%
Baron de Ley, S.A.(b)	68,000	9,015,589
Construcciones y Auxiliar de Ferrocarriles, S.A.	124,000	5,085,137
		14,100,726

Switzerland–4.02%
Carlo Gavazzi Holding AG	18,625	6,478,103
Kardex AG	147,048	18,050,848
OC Oerlikon Corp. AG	521,945	8,790,850
		33,319,801

Turkey–1.11%
AG Anadolu Grubu Holding A.S.–Class A	1,476,313	9,230,851

United Kingdom–16.35%
City of London Investment Group PLC	900,000	5,023,026
Clarkson PLC	188,808	7,292,966
DCC PLC	58,026	5,848,148
Diploma PLC	458,327	7,696,678
Eurocell PLC	1,809,000	5,251,012

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco European Small Company Fund

	Shares	Value
United Kingdom–(continued)
IG Group Holdings PLC	642,684	$6,206,764
Jupiter Fund Management PLC	867,000	7,356,823
Lookers PLC	7,450,000	10,359,992
Micro Focus International PLC	357,900	12,145,951
NAHL Group PLC(a)	2,324,183	5,189,268
Renew Holdings PLC	1,068,000	6,451,981
SafeStyle UK PLC	3,275,000	7,737,761
Savills PLC	981,600	13,159,814
Staffline Group PLC	610,000	8,565,034
TP ICAP PLC	1,105,220	7,915,654
Ultra Electronics Holdings PLC	499,583	9,085,340
XLMedia PLC	3,875,000	10,297,426
		135,583,638
Total Common Stocks & Other Equity Interests (Cost $433,966,240)		607,216,935

	Shares	Value
Money Market Funds–26.65%
Invesco Government & Agency Portfolio–Institutional Class, 1.18%(c)	77,355,260	$77,355,260
Invesco Liquid Assets Portfolio–Institutional Class, 1.40%(c)	55,242,696	55,248,221
Invesco Treasury Portfolio–Institutional Class, 1.17%(c)	88,406,011	88,406,011
Total Money Market Funds (Cost $221,014,857)		221,009,492
TOTAL INVESTMENTS IN SECURITIES–99.86% (Cost $654,981,097)		828,226,427
OTHER ASSETS LESS LIABILITIES–0.14%		1,166,438
NET ASSETS–100.00%		$829,392,865

Notes to Schedule of Investments:

(a)	Affiliated company during the period. The Investment Company Act of 1940 defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of December 31, 2017 was $32,385,821, which represented 3.90% of the Fund’s Net Assets. See Note 4.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco European Small Company Fund

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments in securities, at value (Cost $407,895,596)	$574,831,114
Investments in affiliates, at value (Cost $247,085,501)	253,395,313
Foreign currencies, at value (Cost $2,435)	2,421
Receivable for:
Fund shares sold	1,840,661
Dividends	542,248
Investment for trustee deferred compensation and retirement plans	89,827
Other assets	45,676
Total assets	830,747,260

Liabilities:
Payable for:
Fund shares reacquired	847,010
Accrued fees to affiliates	221,862
Accrued trustees’ and officers’ fees and benefits	841
Accrued other operating expenses	184,395
Trustee deferred compensation and retirement plans	100,287
Total liabilities	1,354,395
Net assets applicable to shares outstanding	$829,392,865

Net assets consist of:
Shares of beneficial interest	$655,467,059
Undistributed net investment income (loss)	(1,417,847)
Undistributed net realized gain	2,092,347
Net unrealized appreciation	173,251,306
$829,392,865

Net Assets:
Class A	$186,232,582
Class B	$447,494
Class C	$34,366,153
Class Y	$608,335,274
Class R6	$11,362

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	11,235,661
Class B	28,887
Class C	2,214,905
Class Y	36,557,530
Class R6	683
Class A:
Net asset value per share	$16.58
Maximum offering price per share
(Net asset value of $16.58 ÷ 94.50%)	$17.54
Class B:
Net asset value and offering price per share	$15.49
Class C:
Net asset value and offering price per share	$15.52
Class Y:
Net asset value and offering price per share	$16.64
Class R6:
Net asset value and offering price per share	$16.64

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco European Small Company Fund

Statement of Operations

For the year ended December 31, 2017

Investment income:
Dividends (net of foreign withholding taxes of $1,821,578)	$18,680,578
Dividends from affiliates	2,878,859
Total investment income	21,559,437

Expenses:
Advisory fees	6,061,199
Administrative services fees	171,376
Custodian fees	343,089
Distribution fees:
Class A	455,909
Class B	8,313
Class C	332,304
Transfer agent fees — A, B, C, and Y	772,690
Transfer agent fees — R6	6
Trustees’ and officers’ fees and benefits	29,586
Registration and filing fees	99,475
Reports to shareholders	144,446
Professional services fees	104,190
Other	22,821
Total expenses	8,545,404
Less: Fees waived and expense offset arrangement(s)	(151,839)
Net expenses	8,393,565
Net investment income	13,165,872

Realized and unrealized gain from:
Net realized gain from:
Investment securities	17,301,885
Foreign currencies	411,330
17,713,215
Change in net unrealized appreciation of:
Investment securities	118,849,688
Foreign currencies	45,795
118,895,483
Net realized and unrealized gain	136,608,698
Net increase in net assets resulting from operations	$149,774,570

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco European Small Company Fund

Statement of Changes in Net Assets

For the years ended December 31, 2017 and 2016

	2017	2016
Operations:
Net investment income	$13,165,872	$9,652,395
Net realized gain (loss)	17,713,215	(2,340,773)
Change in net unrealized appreciation	118,895,483	32,270,505
Net increase in net assets resulting from operations	149,774,570	39,582,127

Distributions to shareholders from net investment income:
Class A	(2,987,109)	(3,773,796)
Class B	(4,641)	(17,578)
Class C	(337,475)	(435,160)
Class Y	(11,075,606)	(5,958,274)
Class R6	(219)	—
Total distributions from net investment income	(14,405,050)	(10,184,808)

Distributions to shareholders from net realized gains:
Class A	(2,838,464)	—
Class B	(7,702)	—
Class C	(559,998)	—
Class Y	(9,145,738)	—
Class R6	(177)	—
Total distributions from net realized gains	(12,552,079)	—

Share transactions–net:
Class A	(36,384,645)	(33,174,854)
Class B	(866,679)	(1,249,534)
Class C	(3,322,288)	(7,848,151)
Class Y	266,053,459	(7,712,297)
Class R6	10,022	—
Net increase (decrease) in net assets resulting from share transactions	225,489,869	(49,984,836)
Net increase (decrease) in net assets	348,307,310	(20,587,517)

Net assets:
Beginning of year	481,085,555	501,673,072
End of year (includes undistributed net investment income of $(1,417,847) and $(878,412), respectively)	$829,392,865	$481,085,555

Notes to Financial Statements

December 31, 2017

NOTE 1—Significant Accounting Policies

Invesco European Small Company Fund (the “Fund”) is a series portfolio of AIM Funds Group (Invesco Funds Group) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of four separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Class R6. On April 4, 2017, the Fund began offering Class R6 shares. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

14                         Invesco European Small Company Fund

As of the open of business on November 30, 2015, the Fund has closed public sales of its shares to new investors.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and

15                         Invesco European Small Company Fund

are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation)

16                         Invesco European Small Company Fund

until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.91%
Next $500 million	0.885%
Next $1.5 billion	0.86%
Next $2.5 billion	0.835%
Next $2.5 billion	0.81%
Next $2.5 billion	0.785%
Over $10 billion	0.76%

For the year ended December 31, 2017, the effective advisory fees incurred by the Fund was 0.91%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Class R6 shares to 2.25%, 3.00%, 3.00%, 2.00% and 2.00%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2017, the Adviser waived advisory fees of $147,932.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2017, the expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2017, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2017, IDI advised the Fund that IDI retained $11,407 in front-end sales commissions from the sale of Class A shares and $669, and $57 from Class A, and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

17                         Invesco European Small Company Fund

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended December 31, 2017, there were transfers from Level 1 to Level 2 of $118,622,086 and from Level 2 to Level 1 of $103,377,132 due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Investment in Securities
Belgium	$9,160,977	$2,401,114	$—	$11,562,091
France	156,170,191	21,209,340	—	177,379,531
Germany	12,674,791	17,382,956	—	30,057,747
Greece	13,919,539	11,933,648	—	25,853,187
Ireland	17,905,913	16,916,787	—	34,822,700
Israel	31,176,705	—	—	31,176,705
Italy	15,307,737	—	—	15,307,737
Norway	29,086,959	7,138,058	—	36,225,017
Portugal	2,250,194	—	—	2,250,194
Romania	43,253,287	7,093,723	—	50,347,010
Spain	5,085,137	9,015,589	—	14,100,726
Switzerland	18,050,848	15,268,953	—	33,319,801
Turkey	9,230,851	—	—	9,230,851
United Kingdom	79,846,158	55,737,480	—	135,583,638
Money Market Funds	221,009,492	—	—	221,009,492
Total Investments	$664,128,779	$164,097,648	$—	$828,226,427

NOTE 4—Investments in Other Affiliates

The 1940 Act defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates (excluding affiliated money market funds) for the year ended December 31, 2017.

	Value 12/31/16	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 12/31/17	Dividend Income
Fairpoint Group PLC(a)	$477,153	$—	$—	$3,893,352	$(4,370,505)	$—	$—
Linedata Services	24,917,076	—	—	(1,044,523)	—	23,872,553	732,895
Mind CTI Ltd	2,928,000	—	—	396,000	—	3,324,000	288,000
NAHL Group PLC	3,327,064	486,735	—	1,375,469	—	5,189,268	544,317
Total	$31,649,293	$486,735	$—	$4,620,298	$(4,370,505)	$32,385,821	$1,565,212

(a)	As of December 31, 2017, this security is no longer considered as an affiliate of the Fund.

18                         Invesco European Small Company Fund

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,907.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2017 and 2016:

	2017	2016
Ordinary income	$14,405,050	$10,184,808
Long-term capital gain	12,552,079	—
Total distributions	$26,957,129	$10,184,808

Tax Components of Net Assets at Period-End:

2017
Undistributed ordinary income	$2,846,549
Undistributed long-term gain	609,985
Net unrealized appreciation — investments	170,548,770
Net unrealized appreciation — foreign currencies	5,976
Temporary book/tax differences	(85,474)
Shares of beneficial interest	655,467,059
Total net assets	$829,392,865

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2017.

19                         Invesco European Small Company Fund

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2017 was $76,357,416 and $48,926,369, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$194,342,939
Aggregate unrealized (depreciation) of investments	(23,794,169)
Net unrealized appreciation of investments	$170,548,770

Cost of investments for tax purposes is $657,677,657.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies and foreign currency transactions, on December 31, 2017, undistributed net investment income (loss) was increased by $699,743 and undistributed net realized gain was decreased by $699,743. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2017(a)		2016
	Shares	Amount	Shares	Amount
Sold:
Class A	2,177,203	$33,761,219	2,449,599	$31,160,859
Class B	1,276	18,113	584	6,661
Class C	159,092	2,315,394	100,118	1,198,481
Class Y	21,729,878	341,938,593	13,346,314	169,981,683
Class R6(b)	683	10,022	—	—

Issued as reinvestment of dividends:
Class A	333,085	5,385,982	261,879	3,451,570
Class B	761	11,508	1,233	15,240
Class C	56,560	856,327	33,043	408,736
Class Y	1,035,701	16,809,426	350,899	4,642,398

Automatic conversion of Class B shares to Class A shares:
Class A	46,770	736,365	58,199	746,406
Class B	(50,113)	(736,365)	(62,277)	(746,406)

Reacquired:
Class A	(5,102,092)	(76,268,211)	(5,375,413)	(68,533,689)
Class B	(11,144)	(159,935)	(43,726)	(525,029)
Class C	(451,974)	(6,494,009)	(789,855)	(9,455,368)
Class Y	(5,995,212)	(92,694,560)	(14,323,796)	(182,336,378)
Net increase (decrease) in share activity	13,930,474	$225,489,869	(3,993,199)	$(49,984,836)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 58% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of April 4, 2017.

20                         Invesco European Small Company Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 12/31/17	$13.35	$0.29	(d)	$3.47	$3.76	$(0.27)	$(0.26)	$(0.53)	$16.58	28.29%	$186,233	1.40	%(e)	1.42	%(e)	1.85	%(d)(e)	10%
Year ended 12/31/16	12.55	0.23		0.85	1.08	(0.28)	—	(0.28)	13.35	8.61	184,024	1.40		1.42		1.80		11
Year ended 12/31/15	12.36	0.14		0.73	0.87	(0.19)	(0.49)	(0.68)	12.55	7.01	205,621	1.44		1.46		1.12		19
Year ended 12/31/14	14.85	0.26	(d)	(1.31)	(1.05)	(0.28)	(1.16)	(1.44)	12.36	(7.02)	173,809	1.39		1.41		1.72	(d)	14
Year ended 12/31/13	11.56	0.12		3.48	3.60	(0.07)	(0.24)	(0.31)	14.85	31.18	308,622	1.46		1.49		0.88		9
Class B
Year ended 12/31/17	12.51	0.16	(d)	3.24	3.40	(0.16)	(0.26)	(0.42)	15.49	27.23	447	2.15	(e)	2.17	(e)	1.10	(d)(e)	10
Year ended 12/31/16	11.76	0.13		0.79	0.92	(0.17)	—	(0.17)	12.51	7.88	1,102	2.15		2.17		1.05		11
Year ended 12/31/15	11.65	0.04		0.68	0.72	(0.12)	(0.49)	(0.61)	11.76	6.16	2,262	2.19		2.21		0.37		19
Year ended 12/31/14	14.05	0.14	(d)	(1.23)	(1.09)	(0.15)	(1.16)	(1.31)	11.65	(7.71)	2,938	2.14		2.16		0.97	(d)	14
Year ended 12/31/13	10.99	0.02		3.29	3.31	(0.01)	(0.24)	(0.25)	14.05	30.14	5,299	2.21		2.24		0.13		9
Class C
Year ended 12/31/17	12.53	0.16	(d)	3.25	3.41	(0.16)	(0.26)	(0.42)	15.52	27.27	34,366	2.15	(e)	2.17	(e)	1.10	(d)(e)	10
Year ended 12/31/16	11.78	0.13		0.79	0.92	(0.17)	—	(0.17)	12.53	7.87	30,709	2.15		2.17		1.05		11
Year ended 12/31/15	11.66	0.04		0.69	0.73	(0.12)	(0.49)	(0.61)	11.78	6.24	36,613	2.19		2.21		0.37		19
Year ended 12/31/14	14.07	0.14	(d)	(1.24)	(1.10)	(0.15)	(1.16)	(1.31)	11.66	(7.78)	34,195	2.14		2.16		0.97	(d)	14
Year ended 12/31/13	11.00	0.02		3.30	3.32	(0.01)	(0.24)	(0.25)	14.07	30.20	51,379	2.21		2.24		0.13		9
Class Y
Year ended 12/31/17	13.41	0.34	(d)	3.46	3.80	(0.31)	(0.26)	(0.57)	16.64	28.48	608,335	1.15	(e)	1.17	(e)	2.10	(d)(e)	10
Year ended 12/31/16	12.60	0.27		0.85	1.12	(0.31)	—	(0.31)	13.41	8.95	265,250	1.15		1.17		2.05		11
Year ended 12/31/15	12.39	0.18		0.73	0.91	(0.21)	(0.49)	(0.70)	12.60	7.33	257,177	1.19		1.21		1.37		19
Year ended 12/31/14	14.90	0.30	(d)	(1.32)	(1.02)	(0.33)	(1.16)	(1.49)	12.39	(6.81)	140,910	1.14		1.16		1.97	(d)	14
Year ended 12/31/13	11.59	0.16		3.48	3.64	(0.09)	(0.24)	(0.33)	14.90	31.44	288,198	1.21		1.24		1.13		9
Class R6
Period ended 12/31/17(f)	14.67	0.27	(d)	2.28	2.55	(0.32)	(0.26)	(0.58)	16.64	17.49	11	1.08	(e)(g)	1.10	(e)(g)	2.17	(d)(e)(g)	10

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Net investment income per share and the ratio of net investment income to average net assets include significant dividends received during the year ended December 31, 2017. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.24 and 1.51%, $0.11 and 0.76%, $0.11 and 0.76%, $0.29 and 1.76%, $0.22 and 1.83% for Class A, Class B, Class C, Class Y and Class R6 shares, respectively.
Net	investment income per share and the ratio of net investment income to average net assets include significant dividends received during the year ended December 31, 2014. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.18 and 1.23%, $0.07 and 0.48%, $0.07 and 0.48%, $0.22 and 1.48% for Class A, Class B, Class C and Class Y shares, respectively.
(e)	Ratios are based on average daily net assets (000’s omitted) of $182,364, $831, $33,230, $447,261 and $11 for Class A, Class B, Class C, Class Y and Class R6 shares, respectively.
(f)	Commencement date of April 4, 2017.
(g)	Annualized.

21                         Invesco European Small Company Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Funds Group (Invesco Funds Group) and Shareholders of Invesco European Small Company Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco European Small Company Fund (one of the funds constituting AIM Funds Group (Invesco Funds Group), hereafter referred to as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

February 23, 2018

We have served as the auditor of one or more of the investment companies in the Invesco/PowerShares group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

22                         Invesco European Small Company Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2017 through December 31, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (07/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/17)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/17)	Expenses Paid During Period[2]
A	$1,000.00	$1,057.20	$7.10	$1,018.30	$6.97	1.37%
B	1,000.00	1,052.70	10.97	1,014.52	10.76	2.12
C	1,000.00	1,053.30	10.97	1,014.52	10.76	2.12
Y	1,000.00	1,058.30	5.81	1,019.56	5.70	1.12
R6	1,000.00	1,058.70	5.24	1,020.11	5.14	1.01

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2017 through December 31, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23                         Invesco European Small Company Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2017:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$12,552,079
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	8.21%
U.S. Treasury Obligations*	0.00%
Foreign Taxes	$0.0377	per share
Foreign Source Income	$0.4565	per share

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24                         Invesco European Small Company Fund

Trustees and Officers

The address of each trustee and officer is AIM Funds Group (Invesco Funds Group) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco European Small Company Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1987	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired.	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco European Small Company Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust,PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust,PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc.; Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust,PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco European Small Company Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust,PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust,PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco European Small Company Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents. With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-01540 and 002-27334 Invesco Distributors, Inc. ESC-AR1	02152018 1231

Annual Report to Shareholders	December 31, 2017

Invesco Global Core Equity Fund
Nasdaq:
A: AWSAX ◾ B: AWSBX ◾ C: AWSCX ◾ R: AWSRX ◾ Y: AWSYX ◾ R5: AWSIX ◾ R6: AWSSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Major stock market indexes rose – and set record highs – throughout the reporting period. Generally positive economic data, strong corporate earnings and anticipated tax and regulatory reform contributed to the rally. The US economy expanded during the reporting period, with gross domestic product, the value of all goods and services produced, significantly increasing its growth rate from the first to the third quarter of the year. Tax reform legislation, enacted in December 2017, was a positive for the stock market, but its long-term economic impact was uncertain. Citing positive economic trends – specifically, realized and expected labor market conditions and inflation – the US Federal Reserve raised interest rates in March, June and

December 2017. While US and global bond markets, as well as emerging market equities, sold off early in the reporting period, they recovered much of their losses during the reporting period. Overseas, economic data were mixed, prompting the European Central Bank and central banks in China and Japan, among other countries, to maintain extraordinarily accommodative monetary policies.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2	Invesco Global Core Equity Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

 As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

 We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

 I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

 As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Global Core Equity Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2017, Class A shares of Invesco Global Core Equity Fund (the Fund), at net asset value (NAV), outperformed the MSCI World Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

were trading at a material discount to the US. In sum, while valuations were not cheap, earnings growth and upward earnings revisions improved in many non-US developed markets. Interestingly, while 2017 marked the eighth year of the global bull market, we saw a shift in leadership as international stocks outperformed US stocks for the year. Prior to 2017, international stocks had trailed US stocks for four consecutive years and in six of the last seven years.

During the year, stock selection in the consumer discretionary, energy, financials, materials and telecommunication services sectors benefited Fund performance relative to the broad market/ style-specific benchmark. In addition, stock selection in and underweight exposure to the consumer staples and utilities sectors contributed to Fund performance, as did stock selection in and overweight exposure to the industrials sector. The largest detractors from Fund performance relative to the broad market/style-specific benchmark included stock selection in the health care and information technology (IT) sectors, as well as underweight exposure to the latter.

From a geographic perspective, stock selection in Australia and the UK was beneficial to the Fund’s relative performance, as was stock selection in and mild overweight exposure to Hong Kong, Japan and Singapore during the reporting period. Exposure to select emerging markets, as well as overweight exposure to the Netherlands, also benefited Fund performance. Finally, the Fund’s use of forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated provided slightly positive absolute returns. Conversely, stock

Fund vs. Indexes

Total returns, 12/31/16 to 12/31/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	22.83%
Class B Shares	21.95
Class C Shares	21.97
Class R Shares	22.54
Class Y Shares	23.14
Class R5 Shares	23.14
Class R6 Shares*	22.97
MSCI World Index▼ (Broad Market/Style-Specific Index)	22.40
Lipper Global Large-Cap Core Funds Index∎ (Peer Group Index)	24.54
Source(s): ▼FactSet Research Systems, Inc.; ∎Lipper Inc. *Class R6 shares incepted on April 4, 2017. See page 7 for more information.

Market conditions and your Fund

Global equity markets delivered positive, and in many cases double-digit, returns over the year ended December 31, 2017. These gains were broadly driven by firming global economic growth, as well as stronger corporate fundamentals. After trailing international markets for the first three quarters of the year, the US equity market outperformed international markets in the fourth quarter. US equity markets received a boost from the prospect of sweeping individual and corporate tax cuts, with a final tax bill approved by Congress in December 2017.

In developed markets, the US Federal Reserve (the Fed) met in December and increased the benchmark fed funds target rate by 0.25% to a target range of 1.25% to 1.50%.[1] Combined with two other interest rate increases earlier in

2017, the Fed’s decision reflects a more constructive outlook for the US economy. In contrast, the European Central Bank held rates steady at 0% throughout 2017 and maintained its generous bond buying program through at least September 2018, or beyond, until it sees a sustained adjustment in the path of inflation.

Most emerging markets continued to perform well during 2017. In addition to the improving global economic outlook, other positive tailwinds included reduced expectations for a major shift in US trade policy as well as stronger oil prices. Oil moved higher on production restraint by OPEC and Russia, benefiting commodity-driven emerging markets.

At the close of 2017, equity market valuations in developed and emerging markets appeared relatively full in absolute terms, but non-US equity markets

Portfolio Composition
By sector	% of total net assets

Financials	22.2%
Industrials	15.4
Information Technology	14.2
Consumer Discretionary	11.4
Energy	8.8
Health Care	8.3
Materials	6.8
Consumer Staples	6.0
Telecommunication Services	2.8
Utilities	2.4
Real Estate	1.5
Put Options Purchased	0.1
Money Market Funds Plus Other Assets Less Liabilities	0.1

Top 10 Equity Holdings*
% of total net assets

1. Royal Dutch Shell PLC-Class A -ADR	3.2%
2. Chevron Corp.	3.2
3. UBS Group AG	2.9
4. Alphabet Inc.-Class C	2.7
5. First Republic Bank	2.5
6. Asahi Group Holdings, Ltd.	2.5
7. Enel S.p.A.	2.5
8. AIA Group Ltd.	2.3
9. NIKE, Inc.-Class B	2.2
10. Siemens AG	2.2

Total Net Assets	$940.8 million

Total Number of Holdings*	70

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2017.

4	Invesco Global Core Equity Fund

selection in Canada, France, Germany and, most notably, the US, detracted from the Fund’s relative performance.

The largest individual contributor during the reporting period was AIA Group, a leading Asian insurer based in Hong Kong. The company experienced solid gains from improved economic prospects in emerging markets and robust sales trends, particularly within China. In addition, Qantas Airways, benefited from a strong domestic market share based on an industry leading loyalty program and strong position at the slot-constrained Sydney airport. Also contributing to the Fund’s performance versus the broad market/style-specific benchmark was Sherwin Williams. The company benefited from increased activity in home-building and remodeling, which drove strong revenue growth.

Detracting from the Fund’s performance for the reporting period was Lux-embourg-based steel company ArcelorMittal. During the year, the company delivered several positive earnings reports. However, its share price declined due to fluctuating steel prices and unimpressive free cash flow levels. Another stock experiencing a setback despite reporting solid earnings results was Shire. During the year, the company struggled amid generic pricing pressure in the US. Finally, shares of Allergan fell as a result of an unfavorable federal court decision on patent protections for Restasis, one of its top-selling drugs.

At the close of the reporting period, our largest overweight positions relative to the MSCI World Index were in the energy, financials and industrials sectors. The Fund also had a slight overweight position in the telecommunication services sector. The largest underweight positions were in the consumer staples, IT, real estate and utilities sectors.

As always, the Fund focuses on companies that potentially provide high or improving return on invested capital, trade at attractive valuations, have a strong competitive position, and have quality management teams with a long-term perspective. In short, we seek to take advantage of the market’s volatile behavior and short-term focus. We believe our conservative approach should assist the Fund in navigating the evolving economic backdrop.

We thank you for your continued investment in Invesco Global Core Equity Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Erik Esselink Portfolio Manager, is manager of Invesco Global Core Equity Fund. He joined Invesco in 2007. Mr. Esselink earned a bachelor of science degree from the Rotterdam School of Economics, where he studied commercial economics.
Jeffrey Everett Chartered Financial Analyst, Portfolio Manager and Co-Chief Investment Officer of Invesco’s Global Core
Equity Team, is manager of Invesco Global Core Equity Fund. He joined Invesco in 2016. Mr. Everett earned a bachelor’s degree in finance from Pennsylvania State University.

Assisted by Invesco’s Global Core Equity Team

1  Source: US Federal Reserve

5	Invesco Global Core Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/07

1  Source: Lipper Inc.

2  Source: FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Global Core Equity Fund

Average Annual Total Returns As of 12/31/17, including maximum applicable sales charges

Class A Shares
Inception (12/29/00)	5.43%
10 Years	2.39
5 Years	8.27
1 Year	16.06

Class B Shares
Inception (12/29/00)	5.44%
10 Years	2.46
5 Years	8.43
1 Year	16.95

Class C Shares
Inception (12/29/00)	5.03%
10 Years	2.20
5 Years	8.67
1 Year	20.97

Class R Shares
10 Years	2.71%
5 Years	9.22
1 Year	22.54

Class Y Shares
10 Years	3.20%
5 Years	9.76
1 Year	23.14

Class R5 Shares
Inception (10/25/05)	5.25%
10 Years	3.41
5 Years	9.85
1 Year	23.14

Class R6 Shares
10 Years	2.99%
5 Years	9.52
1 Year	22.97

Class R shares incepted on May 23, 2011. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.22%, 1.97%, 1.97%, 1.47%, 0.97%, 0.94% and 0.89%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.30%, 2.05%, 2.05%, 1.55%, 1.05%, 0.94% and 0.89%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2019. See current prospectus for more information.

7	Invesco Global Core Equity Fund

Invesco Global Core Equity Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Effective January 26, 2018, after the close of the reporting period, all outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.
∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
∎	Investing in the European Union risk. Investments in certain countries in the European Union are susceptible to high economic risks associated with high levels of debt, such as investments in sovereign debt of Greece, Italy and Spain. Efforts of the member states to further unify their economic and monetary policies may increase the potential

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8	Invesco Global Core Equity Fund

for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. Separately, the European Union faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the European Union, such as the United Kingdom (UK) which has announced its intention to exit, would place its currency and banking system in jeopardy. The exit by the UK or other member states will likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Fund’s investments.

∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper Global Large-Cap Core Funds Index is an unmanaged index considered representative of global large-cap core funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9	Invesco Global Core Equity Fund

Schedule of Investments

December 31, 2017

	Shares	Value
Common Stocks & Other Equity Interests–99.81%
Australia–1.90%
Brambles Ltd.	917,686	$7,193,582
Qantas Airways Ltd.	2,718,362	10,670,608
		17,864,190

Brazil–1.59%
Banco do Brasil S.A.	624,500	5,975,629
Petróleo Brasileiro S.A.–ADR(a)	873,939	8,992,832
		14,968,461

China–0.93%
Baidu, Inc.–ADR(a)	37,260	8,726,665

France–0.98%
LVMH Moet Hennessy Louis Vuitton S.E.	31,283	9,189,001

Germany–2.16%
Siemens AG	146,449	20,318,821

Hong Kong–2.32%
AIA Group Ltd.	2,564,800	21,879,701

India–1.93%
Housing Development Finance Corp. Ltd.	333,427	8,917,374
InterGlobe Aviation Ltd.–REGS(b)	488,006	9,210,399
		18,127,773

Ireland–1.18%
James Hardie Industries PLC	628,558	11,064,250

Italy–4.73%
Banca Mediolanum S.p.A.	1,113,063	9,620,735
Enel S.p.A.	3,748,070	23,036,953
Prysmian S.p.A.	364,518	11,891,511
		44,549,199

Japan–12.36%
Asahi Group Holdings, Ltd.	470,300	23,333,425
Daito Trust Construction Co., Ltd.	70,000	14,273,986
Hitachi, Ltd.	2,091,000	16,266,807
KDDI Corp.	648,200	16,134,525
Komatsu Ltd.	500,301	18,107,992
ORIX Corp.	530,200	8,962,154
Seven & i Holdings Co., Ltd.	226,600	9,418,371
Shimano Inc.	69,900	9,833,274
		116,330,534

Luxembourg–1.59%
ArcelorMittal(a)	462,349	14,972,650

Netherlands–3.25%
ING Groep N.V.	1,052,614	19,368,145
Randstad Holding N.V.	183,486	11,257,498
		30,625,643

	Shares	Value
Norway–1.18%
Orkla ASA	1,043,745	$11,067,827

Singapore–0.99%
DBS Group Holdings Ltd.	504,600	9,342,709

South Africa–0.72%
Naspers Ltd.–Class N	24,292	6,775,592

Sweden–1.49%
Svenska Handelsbanken AB–Class A	1,024,368	13,984,864

Switzerland–5.13%
ABB Ltd.	398,672	10,663,091
Glencore PLC	1,986,248	10,458,370
UBS Group AG	1,477,552	27,153,029
		48,274,490

Taiwan–1.20%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,463,000	11,251,427

United Kingdom–11.78%
Imperial Brands PLC	288,033	12,311,730
Just Eat PLC(a)	1,081,862	11,348,697
Liberty Global PLC–Series A(a)	410,836	14,724,362
Rio Tinto PLC	282,168	14,891,462
Royal Dutch Shell PLC–Class A–ADR	448,742	29,935,579
St. James’s Place PLC	1,042,465	17,230,925
Vodafone Group PLC–ADR	324,492	10,351,295
		110,794,050

United States–42.40%
Allergan PLC	70,045	11,457,961
Alphabet Inc.–Class C(a)	24,634	25,777,018
American Express Co.	188,277	18,697,789
Aptiv PLC	144,859	12,288,389
Biogen Inc.(a)	41,804	13,317,500
BioMarin Pharmaceutical Inc.(a)	87,907	7,838,667
Celgene Corp.(a)	151,861	15,848,214
Chevron Corp.	236,891	29,656,384
Cognizant Technology Solutions Corp.–Class A	175,137	12,438,230
Colfax Corp.(a)	220,215	8,724,918
Comcast Corp.–Class A	355,145	14,223,557
Concho Resources Inc.(a)	93,646	14,067,502
Delphi Technologies PLC(a)	48,286	2,533,566
Delta Air Lines, Inc.	343,066	19,211,696
eBay Inc.(a)	368,340	13,901,152
EPAM Systems, Inc.(a)	86,251	9,265,945
Facebook, Inc.–Class A(a)	62,739	11,070,924
First Republic Bank	270,484	23,434,734
HCA Healthcare, Inc.(a)	156,798	13,773,136
Marsh & McLennan Cos., Inc.	145,092	11,809,038

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Global Core Equity Fund

	Shares	Value
United States–(continued)
Moody’s Corp.	30,865	$4,555,983
NIKE, Inc.–Class B	328,574	20,552,304
Oracle Corp.	280,999	13,285,633
Priceline Group Inc. (The)(a)	9,983	17,347,858
Progressive Corp. (The)	132,166	7,443,589
Sherwin-Williams Co. (The)	30,819	12,637,023
Shire PLC–ADR	55,985	8,684,393
United Technologies Corp.	140,584	17,934,301
Zimmer Biomet Holdings, Inc.	58,991	7,118,444
		398,895,848
Total Common Stocks & Other Equity Interests (Cost $781,301,461)		939,003,695

	Shares	Value
Money Market Funds–0.04%
Invesco Government & Agency Portfolio–Institutional Class, 1.18%(c)	232,970	$232,970
Invesco Treasury Portfolio–Institutional Class, 1.17%(c)	155,314	155,314
Total Money Market Funds (Cost $388,284)		388,284

Options Purchased–0.07%
(Cost $1,587,721)(d)		590,000
TOTAL INVESTMENTS IN SECURITIES–99.92% (Cost $783,277,466)		939,981,979
OTHER ASSETS LESS LIABILITIES–0.08%		794,968
NET ASSETS–100.00%		$940,776,947

Investment Abbreviations:

ADR	– American Depositary Receipt
REGS	– Regulation S

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at December 31, 2017 represented less than 1% of the Fund's Net Assets.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2017.
(d)	The table below details options purchased: See Note 1K.

Open Exchange-Traded Index Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value(a)		Value
S&P 500 Index	Put	03/16/2018	500	USD	2,450	USD	122,500,000	$590,000
Total Options Purchased — Equity Risk (Cost $1,587,721)								$590,000

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
02/13/2018	Goldman Sachs International	JPY	2,400,000,000	USD	21,947,773	$599,974
02/13/2018	JPMorgan Chase Bank, N.A.	JPY	2,400,000,000	USD	21,944,201	596,402
02/13/2018	Barclays Bank PLC	USD	24,131,991	GBP	17,940,000	125,569
Subtotal						1,321,945
02/13/2018	Barclays Bank PLC	GBP	17,940,000	USD	23,587,315	(670,245)
Total Forward Foreign Currency Contracts — Currency Risk						$651,700

Abbreviations:

GBP	– British Pound Sterling
JPY	– Japanese Yen
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Core Equity Fund

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments in securities, at value (Cost $782,889,182)	$939,593,695
Investments in affiliated money market funds, at value and cost	388,284
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	1,321,945
Foreign currencies, at value (Cost $239,090)	240,756
Receivable for:
Investments sold	1,000,433
Fund shares sold	475,809
Dividends	1,165,594
Investment for trustee deferred compensation and retirement plans	226,176
Other assets	46,402
Total assets	944,459,094

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	670,245
Payable for:
Investments purchased	1,339,980
Fund shares reacquired	623,062
Accrued fees to affiliates	662,571
Accrued trustees’ and officers’ fees and benefits	917
Accrued other operating expenses	87,804
Trustee deferred compensation and retirement plans	297,568
Total liabilities	3,682,147
Net assets applicable to shares outstanding	$940,776,947

Net assets consist of:
Shares of beneficial interest	$766,842,266
Undistributed net investment income (loss)	(242,539)
Undistributed net realized gain	16,789,935
Net unrealized appreciation	157,387,285
$940,776,947

Net Assets:
Class A	$798,219,281
Class B	$9,536,243
Class C	$81,668,020
Class R	$1,688,512
Class Y	$49,237,987
Class R5	$415,859
Class R6	$11,045

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	49,275,335
Class B	619,219
Class C	5,289,917
Class R	104,289
Class Y	3,040,535
Class R5	25,337
Class R6	673
Class A:
Net asset value per share	$16.20
Maximum offering price per share
(Net asset value of $16.20 ÷ 94.50%)	$17.14
Class B:
Net asset value and offering price per share	$15.40
Class C:
Net asset value and offering price per share	$15.44
Class R:
Net asset value and offering price per share	$16.19
Class Y:
Net asset value and offering price per share	$16.19
Class R5:
Net asset value and offering price per share	$16.41
Class R6:
Net asset value and offering price per share	$16.41

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Core Equity Fund

Statement of Operations

For the year ended December 31, 2017

Investment income:
Dividends (net of foreign withholding taxes of $1,612,220)	$18,311,030
Dividends from affiliated money market funds (includes securities lending income of $98,241)	108,646
Total investment income	18,419,676

Expenses:
Advisory fees	7,084,880
Administrative services fees	238,598
Custodian fees	224,312
Distribution fees:
Class A	1,934,416
Class B	137,668
Class C	821,871
Class R	6,979
Transfer agent fees — A, B, C, R and Y	1,755,308
Transfer agent fees — R5	399
Transfer agent fees — R6	8
Trustees’ and officers’ fees and benefits	34,474
Registration and filing fees	111,655
Reports to shareholders	362,620
Professional services fees	81,407
Other	23,578
Total expenses	12,818,173
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(1,074,995)
Net expenses	11,743,178
Net investment income	6,676,498

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	63,920,575
Foreign currencies	9,629
Forward foreign currency contracts	(517,989)
63,412,215
Change in net unrealized appreciation (depreciation) of:
Investment securities	118,477,216
Foreign currencies	152,454
Forward foreign currency contracts	(2,012,790)
116,616,880
Net realized and unrealized gain	180,029,095
Net increase in net assets resulting from operations	$186,705,593

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Global Core Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2017 and 2016

	2017	2016
Operations:
Net investment income	$6,676,498	$7,849,955
Net realized gain	63,412,215	9,558,363
Change in net unrealized appreciation	116,616,880	39,741,720
Net increase in net assets resulting from operations	186,705,593	57,150,038

Distributions to shareholders from net investment income:
Class A	(7,230,525)	(7,430,231)
Class B	(18,237)	(37,850)
Class C	(139,297)	(203,316)
Class R	(10,907)	(7,690)
Class Y	(583,991)	(305,315)
Class R5	(4,616)	(2,852)
Class R6	(130)	—
Total distributions from net investment income	(7,987,703)	(7,987,254)

Distributions to shareholders from net realized gains:
Class A	(32,823,437)	(2,629,406)
Class B	(462,933)	(57,903)
Class C	(3,539,311)	(311,031)
Class R	(68,285)	(3,633)
Class Y	(2,010,248)	(85,628)
Class R5	(16,566)	(739)
Class R6	(468)	—
Total distributions from net realized gains	(38,921,248)	(3,088,340)

Share transactions–net:
Class A	(70,593,636)	(108,732,809)
Class B	(8,102,869)	(7,151,077)
Class C	(14,864,201)	(15,379,050)
Class R	432,928	(38,622)
Class Y	17,631,362	6,741,127
Class R5	(48,845)	199,994
Class R6	10,015	—
Net increase (decrease) in net assets resulting from share transactions	(75,535,246)	(124,360,437)
Net increase (decrease) in net assets	64,261,396	(78,285,993)

Net assets:
Beginning of year	876,515,551	954,801,544
End of year (includes undistributed net investment income of $(242,539) and $1,101,767, respectively)	$940,776,947	$876,515,551

Notes to Financial Statements

December 31, 2017

NOTE 1—Significant Accounting Policies

Invesco Global Core Equity Fund (the “Fund”) is a series portfolio of AIM Funds Group (Invesco Funds Group) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of four separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. On April 4, 2017, the Fund began offering Class R6 shares. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales

14                         Invesco Global Core Equity Fund

charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

15                         Invesco Global Core Equity Fund

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.

Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to

16                         Invesco Global Core Equity Fund

counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.	Put Options Purchased — The Fund may purchase put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on put options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.80%
Next $250 million	0.78%
Next $500 million	0.76%
Next $1.5 billion	0.74%
Next $2.5 billion	0.72%
Next $2.5 billion	0.70%
Next $2.5 billion	0.68%
Over $10 billion	0.66%

For the year ended December 31, 2017, the effective advisory fees incurred by the Fund was 0.78%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

17                         Invesco Global Core Equity Fund

The Adviser has contractually agreed, through at least April 30, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.22%, 1.97%, 1.97%, 1.47%, 0.97%, 0.97% and 0.97%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2017, the Adviser waived advisory fees of $1,569 and reimbursed class level expenses of $899,411, $16,002, $95,533, $1,622, $47,607, $100 and $3 of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2017, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2017, IDI advised the Fund that IDI retained $40,843 in front-end sales commissions from the sale of Class A shares and $1,006 and $1,319 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period.

18                         Invesco Global Core Equity Fund

During the year ended December 31, 2017, there were transfers from Level 1 to Level 2 of $46,521,174 and from Level 2 to Level 1 of $56,122,218, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$—	$17,864,190	$—	$17,864,190
Brazil	8,992,832	5,975,629	—	14,968,461
China	8,726,665	—	—	8,726,665
France	—	9,189,001	—	9,189,001
Germany	—	20,318,821	—	20,318,821
Hong Kong	21,879,701	—	—	21,879,701
India	9,210,399	8,917,374	—	18,127,773
Ireland	—	11,064,250	—	11,064,250
Italy	11,891,511	32,657,688	—	44,549,199
Japan	100,063,727	16,266,807	—	116,330,534
Luxembourg	—	14,972,650	—	14,972,650
Netherlands	—	30,625,643	—	30,625,643
Norway	11,067,827	—	—	11,067,827
Singapore	—	9,342,709	—	9,342,709
South Africa	6,775,592	—	—	6,775,592
Sweden	—	13,984,864	—	13,984,864
Switzerland	10,458,370	37,816,120	—	48,274,490
Taiwan	—	11,251,427	—	11,251,427
United Kingdom	67,322,966	43,471,084	—	110,794,050
United States	398,895,848	—	—	398,895,848
Money Market Funds	388,284	—	—	388,284
Options Purchased	590,000	—	—	590,000
Total Investments in Securities	656,263,722	283,718,257	—	939,981,979
Other Investments — Assets*
Forward Foreign Currency Contracts	—	1,321,945	—	1,321,945
Other Investments — Liabilities*
Forward Foreign Currency Contracts	—	(670,245)	—	(670,245)
Total Other Investments	—	651,700	—	651,700
Total Investments	$656,263,722	$284,369,957	$—	$940,633,679

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

19                         Invesco Global Core Equity Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2017:

	Value
Derivative Assets	Currency Risk	Equity Risk	Total
Options purchased, at value — Exchange-Traded(a)	$—	$590,000	$590,000
Unrealized appreciation on forward foreign currency contracts	1,321,945	—	1,321,945
Total Derivative Assets	1,321,945	590,000	1,911,945
Derivatives not subject to master netting agreements	—	(590,000)	(590,000)
Total Derivative Assets subject to master netting agreements	$1,321,945	$—	$1,321,945

	Value
Derivative Liabilities	Currency Risk	Equity Risk	Total
Unrealized depreciation on forward foreign currency contracts	$670,245	$—	$670,245
Derivatives not subject to master netting agreements	—	—	—
Total Derivative Liabilities subject to master netting agreements	$670,245	$—	$670,245

(a)	Options purchased, at value as reported in the Schedule of Investments.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2017.

	Financial Derivative Assets	Financial Derivative Liabilities	Net Value of Derivatives	Collateral (Received)/Pledged		Net Amount
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts
				Non-Cash	Cash
Goldman Sachs International	$599,974	$—	$599,974	$—	$—	$599,974
JPMorgan Chase Bank., N.A.	596,402	—	596,402	—	—	596,402
Barclays Bank PLC	125,569	(670,245)	(544,676)	—	—	(544,676)
Total	$1,321,945	$(670,245)	$651,700	$—	$—	$651,700

Effect of Derivative Investments for the year ended December 31, 2017

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Equity Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$(517,989)	$—	$(517,989)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(2,012,790)	—	(2,012,790)
Options purchased(a)	—	(997,721)	(997,721)
Total	$(2,530,779)	$(997,721)	$(3,528,500)

(a)	Options purchased are included in the net realized gain from investment securities and the change in net unrealized appreciation of investment securities.

The table below summarizes the twelve-month average notional value of forward foreign currency contracts and the two-month average notional value of options purchased outstanding during the period.

	Forward Foreign Currency Contracts	Index Options Purchased
Average notional value	$68,511,399	$122,500,000
Average contracts	—	500

20                         Invesco Global Core Equity Fund

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Trust from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2017, the Fund engaged in securities purchases of $2,240,090.

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $13,148.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2017 and 2016:

	2017	2016
Ordinary income	$12,139,593	$7,996,016
Long-term capital gain	34,769,358	3,079,578
Total distributions	$46,908,951	$11,075,594

Tax Components of Net Assets at Period-End:

2017
Undistributed ordinary income	$6,567,713
Undistributed long-term gain	10,838,816
Net unrealized appreciation — investments	156,761,493
Net unrealized appreciation — foreign currencies	31,072
Temporary book/tax differences	(264,413)
Shares of beneficial interest	766,842,266
Total net assets	$940,776,947

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales, forward foreign currency contracts, options purchased and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have any capital loss carryforward as of December 31, 2017.

21                         Invesco Global Core Equity Fund

NOTE 10—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2017 was $582,972,146 and $695,392,430, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$168,487,642
Aggregate unrealized (depreciation) of investments	(11,726,149)
Net unrealized appreciation of investments	$156,761,493

Cost of investments for tax purposes is $783,872,186.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, passive foreign investment companies and realized capital gain taxes, on December 31, 2017, undistributed net investment (loss) was decreased by $33,101 and undistributed net realized gain (loss) was increased by $33,101. This reclassification had no effect on the net assets of the Fund.

NOTE 12—Share Information

	Summary of Share Activity
	Years ended December 31,
	2017(a)		2016
	Shares	Amount	Shares	Amount
Sold:
Class A	1,756,224	$26,888,847	1,882,024	$25,008,062
Class B	7,932	114,601	3,288	42,316
Class C	193,338	2,837,331	205,952	2,594,026
Class R	48,057	746,020	22,228	291,901
Class Y	2,075,804	31,424,151	1,313,566	18,147,390
Class R5	2,285	35,981	14,805	208,415
Class R6(b)	673	10,015	—	—

Issued as reinvestment of dividends:
Class A	2,310,480	36,898,356	654,128	9,216,675
Class B	30,635	465,338	6,848	91,965
Class C	223,525	3,404,353	34,756	467,814
Class R	4,959	79,192	804	11,323
Class Y	136,691	2,182,952	23,691	333,803
Class R5	1,229	19,890	228	3,247

Automatic conversion of Class B shares to Class A shares:
Class A	379,498	6,032,363	222,211	2,958,848
Class B	(399,976)	(6,032,363)	(233,867)	(2,958,848)

Reacquired:
Class A	(9,165,869)	(140,413,202)	(10,840,010)	(145,916,394)
Class B	(182,498)	(2,650,445)	(341,066)	(4,326,510)
Class C	(1,450,310)	(21,105,885)	(1,446,491)	(18,440,890)
Class R	(24,695)	(392,284)	(25,562)	(341,846)
Class Y	(1,044,606)	(15,975,741)	(860,748)	(11,740,066)
Class R5	(6,688)	(104,716)	(830)	(11,668)
Net increase (decrease) in share activity	(5,103,312)	$(75,535,246)	(9,364,045)	$(124,360,437)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 47% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of April 4, 2017.

22                         Invesco Global Core Equity Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income(loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 12/31/17	$13.89	$0.12	$3.04	$3.16	$(0.15)	$(0.70)	$(0.85)	$16.20	22.83%	$798,219	1.22	%(d)	1.34	%(d)	0.80	%(d)	64%
Year ended 12/31/16	13.19	0.13	0.76	0.89	(0.14)	(0.05)	(0.19)	13.89	6.70	749,810	1.30		1.30		0.95	(e)	39
Year ended 12/31/15	13.65	0.10	(0.40)	(0.30)	(0.09)	(0.07)	(0.16)	13.19	(2.16)	818,600	1.32		1.32		0.70		66
Year ended 12/31/14	15.36	0.16	(0.14)	0.02	(0.17)	(1.56)	(1.73)	13.65	0.38	934,893	1.29		1.29		1.03		122
Year ended 12/31/13	12.76	0.22	2.61	2.83	(0.23)	—	(0.23)	15.36	22.28	1,077,776	1.27		1.30		1.61		33
Class B
Year ended 12/31/17	13.23	0.01	2.89	2.90	(0.03)	(0.70)	(0.73)	15.40	21.95	9,536	1.97	(d)	2.09	(d)	0.05	(d)	64
Year ended 12/31/16	12.57	0.03	0.71	0.74	(0.03)	(0.05)	(0.08)	13.23	5.88	15,390	2.05		2.05		0.20	(e)	39
Year ended 12/31/15	13.03	(0.01)	(0.37)	(0.38)	(0.01)	(0.07)	(0.08)	12.57	(2.88)	21,718	2.07		2.07		(0.05)		66
Year ended 12/31/14	14.73	0.04	(0.14)	(0.10)	(0.04)	(1.56)	(1.60)	13.03	(0.40)	31,846	2.04		2.04		0.28		122
Year ended 12/31/13	12.25	0.15	2.49	2.64	(0.16)	—	(0.16)	14.73	21.63	44,937	1.77		2.05		1.11		33
Class C
Year ended 12/31/17	13.26	0.01	2.90	2.91	(0.03)	(0.70)	(0.73)	15.44	21.97	81,668	1.97	(d)	2.09	(d)	0.05	(d)	64
Year ended 12/31/16	12.60	0.03	0.71	0.74	(0.03)	(0.05)	(0.08)	13.26	5.87	83,864	2.05		2.05		0.20	(e)	39
Year ended 12/31/15	13.07	(0.01)	(0.38)	(0.39)	(0.01)	(0.07)	(0.08)	12.60	(2.95)	94,854	2.07		2.07		(0.05)		66
Year ended 12/31/14	14.76	0.04	(0.13)	(0.09)	(0.04)	(1.56)	(1.60)	13.07	(0.33)	111,552	2.04		2.04		0.28		122
Year ended 12/31/13	12.27	0.11	2.50	2.61	(0.12)	—	(0.12)	14.76	21.32	133,181	2.02		2.05		0.86		33
Class R
Year ended 12/31/17	13.88	0.09	3.03	3.12	(0.11)	(0.70)	(0.81)	16.19	22.54	1,689	1.47	(d)	1.59	(d)	0.55	(d)	64
Year ended 12/31/16	13.18	0.09	0.76	0.85	(0.10)	(0.05)	(0.15)	13.88	6.45	1,054	1.55		1.55		0.70	(e)	39
Year ended 12/31/15	13.65	0.06	(0.39)	(0.33)	(0.07)	(0.07)	(0.14)	13.18	(2.43)	1,035	1.57		1.57		0.45		66
Year ended 12/31/14	15.35	0.12	(0.13)	(0.01)	(0.13)	(1.56)	(1.69)	13.65	0.17	807	1.54		1.54		0.78		122
Year ended 12/31/13	12.76	0.19	2.59	2.78	(0.19)	—	(0.19)	15.35	21.89	882	1.52		1.55		1.36		33
Class Y
Year ended 12/31/17	13.88	0.16	3.04	3.20	(0.19)	(0.70)	(0.89)	16.19	23.14	49,238	0.97	(d)	1.09	(d)	1.05	(d)	64
Year ended 12/31/16	13.18	0.16	0.76	0.92	(0.17)	(0.05)	(0.22)	13.88	6.98	25,996	1.05		1.05		1.20	(e)	39
Year ended 12/31/15	13.64	0.13	(0.40)	(0.27)	(0.12)	(0.07)	(0.19)	13.18	(1.94)	18,405	1.07		1.07		0.95		66
Year ended 12/31/14	15.35	0.20	(0.14)	0.06	(0.21)	(1.56)	(1.77)	13.64	0.65	21,136	1.04		1.04		1.28		122
Year ended 12/31/13	12.76	0.26	2.60	2.86	(0.27)	—	(0.27)	15.35	22.51	17,125	1.02		1.05		1.86		33
Class R5
Year ended 12/31/17	14.06	0.16	3.08	3.24	(0.19)	(0.70)	(0.89)	16.41	23.14	416	0.97	(d)	0.99	(d)	1.05	(d)	64
Year ended 12/31/16	13.35	0.18	0.77	0.95	(0.19)	(0.05)	(0.24)	14.06	7.07	401	0.94		0.94		1.31	(e)	39
Year ended 12/31/15	13.81	0.15	(0.40)	(0.25)	(0.14)	(0.07)	(0.21)	13.35	(1.80)	191	0.95		0.95		1.07		66
Year ended 12/31/14	15.52	0.22	(0.14)	0.08	(0.23)	(1.56)	(1.79)	13.81	0.76	362	0.94		0.94		1.38		122
Year ended 12/31/13	12.90	0.28	2.62	2.90	(0.28)	—	(0.28)	15.52	22.60	513	0.95		0.95		1.93		33
Class R6
Year ended 12/31/17(f)	14.89	0.12	2.29	2.41	(0.19)	(0.70)	(0.89)	16.41	16.27	11	0.97	(d)(g)	1.01	(d)(g)	1.05	(d)(g)	64

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $773,766, $13,767, $82,187, $1,396, $40,957, $404 and $11 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Amount includes the effect of a one-time reimbursement of custody expenses. The ratio of net investment income excluding these payments would have been 0.84%, 0.09%, 0.09%, 0.59%, 1.09% and 1.20% for Class A, Class B, Class C, Class R, Class Y and Class R5 shares, respectively.
(f)	Commencement date of April 4, 2017.
(g)	Annualized.

23                         Invesco Global Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Funds Group (Invesco Funds Group)

and Shareholders of Invesco Global Core Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Global Core Equity Fund (one of the funds constituting AIM Funds Group (Invesco Funds Group), hereafter referred to as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

February 23, 2018

We have served as the auditor of one or more of the investment companies in the Invesco/PowerShares group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

24                         Invesco Global Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2017 through December 31, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
Class	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/17)	Expenses Paid During Period[2]	Annualized Expense Ratio
A	$1,000.00	$1,105.00	$6.47	$1,019.06	$6.21	1.22%
B	1,000.00	1,100.50	10.43	1,015.27	10.01	1.97
C	1,000.00	1,101.00	10.43	1,015.27	10.01	1.97
R	1,000.00	1,103.70	7.79	1,017.80	7.48	1.47
Y	1,000.00	1,106.30	5.15	1,020.32	4.94	0.97
R5	1,000.00	1,106.20	5.20	1,020.27	4.99	0.98
R6	1,000.00	1,105.60	5.20	1,020.27	4.99	0.98

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2017 through December 31, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

25                         Invesco Global Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2017:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$34,769,358
Qualified Dividend Income*	77.15%
Corporate Dividends Received Deduction*	27.85%
U.S. Treasury Obligations*	0.00%
Tax-Exempt Interest Dividends*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$4,151,889

26                         Invesco Global Core Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Funds Group (Invesco Funds Group) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Global Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1987	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired.	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Global Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust,PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust,PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc.; Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust,PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Global Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust,PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust,PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Global Core Equity Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-01540 and 002-27334	Invesco Distributors, Inc.	GCE-AR-1	02222018	1133

Annual Report to Shareholders	December 31, 2017
Invesco International Small Company Fund Nasdaq: A: IEGAX ∎ B: IEGBX ∎ C: IEGCX ∎ Y: IEGYX ∎ R5: IEGIX ∎ R6: IEGFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Major stock market indexes rose – and set record highs – throughout the reporting period. Generally positive economic data, strong corporate earnings and anticipated tax and regulatory reform contributed to the rally. The US economy expanded during the reporting period, with gross domestic product, the value of all goods and services produced, significantly increasing its growth rate from the first to the third quarter of the year. Tax reform legislation, enacted in December 2017, was a positive for the stock market, but its long-term economic impact was uncertain. Citing positive economic trends – specifically, realized and expected labor market conditions and inflation – the US

Federal Reserve raised interest rates in March, June and December 2017. While US and global bond markets, as well as emerging market equities, sold off early in the reporting period, they recovered much of their losses during the reporting period. Overseas, economic data were mixed, prompting the European Central Bank and central banks in China and Japan, among other countries, to maintain extraordinarily accommodative monetary policies.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco International Small Company Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco International Small Company Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2017, Class A shares of Invesco International Small Company Fund (the Fund), at net asset value (NAV), outperformed the MSCI All Country World ex-U.S.A. Small Cap Index, the Fund’s broad market/style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/16 to 12/31/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	33.42%
Class B Shares	32.46
Class C Shares	32.46
Class Y Shares	33.74
Class R5 Shares	33.96
Class R6 Shares	34.04
MSCI All Country World ex-U.S.A. Small Cap Index▼
(Broad Market/Style-Specific Index)	31.65
Lipper International Small/Mid-Cap Core Funds Index⬛ (Peer Group Index)*	30.64
Lipper International Small/Mid-Cap Growth Funds Index⬛ (Former Peer Group Index)*	36.05

Source(s): ▼FactSet Research Systems Inc.; ⬛Lipper Inc.

*	The Fund elected to use the Lipper International Small/Mid-Cap Core Funds Index as its peer group benchmark rather than the Lipper International Small/Mid-Cap Growth Funds Index because the Lipper International Small/Mid Cap Core Funds Index more closely reflects the performance of the types of securities in which the Fund invests.

Market conditions and your Fund

Global equity markets delivered positive, and in many cases double-digit, returns over the year ended December 31, 2017. These gains were broadly driven by firming global economic growth, as well as stronger corporate fundamentals. After trailing international markets for the first three quarters of the year, the US equity market outperformed international markets in the fourth quarter. US equity markets received a boost from the prospect of sweeping individual and corporate tax cuts, with a final tax bill approved by Congress in December 2017.

    In developed markets, the US Federal Reserve (the Fed) met in December and increased the benchmark fed funds target rate by 0.25% to a target range of 1.25% to 1.50%.1 Combined with two other interest rate increases earlier in 2017, the Fed’s decision reflects a more constructive outlook for the US economy. In contrast, the European Central Bank held rates steady at 0% throughout 2017 and maintained its generous bond buying program through at least September 2018, or beyond, until it sees a sustained adjustment in the path of inflation.

    Most emerging markets continued to perform well during 2017. In addition to the improving global economic outlook, other positive tailwinds included reduced expectations for a major shift in US trade policy as well as stronger oil prices. Oil moved higher on production restraint by OPEC and Russia, benefiting commodity-driven emerging markets.

    At the close of 2017, equity market valuations in developed and emerging markets appeared relatively full in absolute terms, but non-US equity markets were trading at a material discount to the US. In sum, while valuations were not cheap, recent earnings growth and upward earnings revisions improved in many non-US developed markets. Interestingly, while 2017 marked the eighth year of the global bull market, we saw a shift in leadership as international stocks outperformed US stocks for the year. Prior to 2017, international stocks had trailed US stocks for four consecutive years and in six of the last seven years.

    During the year, Fund holdings in the consumer staples, financials, health care and real estate sectors outperformed those of the broad market/style-specific benchmark and were among the strongest contributors to the Fund’s relative and absolute performance. However, Fund holdings in the information technology (IT) and consumer discretionary sectors underperformed those of the broad market/style-specific benchmark and were the most significant detractors from the Fund’s relative performance. An underweight allocation relative to the broad market/style-specific benchmark in the strong-performing IT sector detracted from relative performance, as well.

    On a geographic basis, Fund holdings in Egypt, the UK, Romania (not represented in the MSCI All Country World ex-U.S.A. Small Cap Index ) and France outperformed those of the broad market/style-specific benchmark and were among the most significant contributors to the Fund’s relative performance. Overweight exposure to Brazil, one of the strongest markets during the year, was supportive on a relative basis, as well. In contrast, the Fund’s holdings in Italy underperformed those of the broad market/style-specific benchmark and were among the most significant detractors from relative performance. The Fund’s lack of exposure to the strong-performing India market, driven by the expensive

Portfolio Composition

By sector	% of total net assets

Industrials	26.2%
Financials	17.0
Information Technology	9.5
Energy	8.3
Consumer Discretionary	8.2
Health Care	7.2
Consumer Staples	7.1
Real Estate	4.6
Money Market Funds Plus Other Assets Less Liabilities	11.9

Top 10 Equity Holdings*

% of total net assets

1.	Eastern Tobacco	3.6%
2.	Wilson Sons Ltd.-BDR	3.3
3.	MorphoSys AG	3.3
4.	Calian Group Ltd.	2.8
5.	Precia S.A.	2.8
6.	Danieli & C. Officine Meccaniche S.p.A-Savings Shares	2.6
7.	Total Energy Services Inc.	2.6
8.	Savills PLC	2.4
9.	DCC PLC	2.3
10.	Jupiter Fund Management PLC	2.2

Total Net Assets	$333.6 million

Total Number of Holdings*	68

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2017.

4                         Invesco International Small Company Fund

valuations of the underlying companies in this market, was also a drag on relative performance.

    Eastern Tobacco, an Egyptian manufacturer and distributor of tobacco products, was the Fund’s top individual contributor during the year. Eastern Tobacco, which has a monopoly on tobacco product manufacturing in Egypt, benefited from an improved tobacco excise tax framework, as well as the inelastic demand for its products. The stock also benefited from a re-rating of its international tobacco peers that occurred during the latter part of the year. The company is not as compelling as before, but it remains an attractive, cash-generative business with a strong balance sheet.

    In contrast, UK-based System1 Group, an innovative marketing and brand consultancy firm (that pioneered the use of behavioral science to benefit clients), was among the most significant detractors from Fund performance for the year. The company warned on profits as large consumer product companies cut back marketing expenditures.

    Over the reporting period, we continued to look for opportunities to improve the growth potential and quality of the Fund’s portfolio by adding companies based on our earnings, quality and valuation (EQV) outlook for each company. We added a few new stocks to the portfolio, including German real estate investment company Publity and Romanian investment company Fondul Proprietatea. Deteriorating fundamentals and/or valuations led to the sale of Energy Development and Brookfield Real Estate Services.

    As always, regardless of the macroeconomic environment, we remain focused on a bottom-up investment approach of identifying attractive companies that fit our EQV-focused investment process. We continue to look for high-quality companies that exhibit the following characteristics: strong organic growth, high returns on capital, pricing power, strong balance sheets, cash generation and reasonable valuations. In addition, we continue to favor companies that are able to consistently generate cash during weak economic environments. Our balanced EQV-focused approach aligns with our goal of delivering attractive returns over the long term.

    We thank you for your continued investment in Invesco International Small Company Fund.

1  Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Shuxin (Steve) Cao Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco International Small
Company Fund. He joined Invesco in 1997. Mr. Cao earned a BA in English from the Tianjin Foreign Language Institute and an MBA from Texas A&M University. He is also a Certified Public Accountant.

Jason Holzer Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco International Small Company Fund. He joined
Invesco in 1996. Mr. Holzer earned a BA in quantitative economics and an MS in engineering economic systems from Stanford University.

Borge Endresen Chartered Financial Analyst, Portfolio Manager, is manager of Invesco International Small Company Fund. He joined Invesco in
1999. Mr. Endresen earned a BS in finance from the University of Oregon and an MBA from The University of Texas at Austin.

5                         Invesco International Small Company Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/07

1	Source: Lipper Inc.
2	Source: FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

    During the reporting period, the Fund elected to use the Lipper International Small/Mid-Cap Core Funds Index as its peer group benchmark rather than the Lipper International Small/Mid-Cap Growth Funds Index because the Lipper International Small/Mid-Cap Core Funds Index more closely reflects the performance of the types of securities in which the Fund invests. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare performance to both the old and new indexes.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco International Small Company Fund

Average Annual Total Returns
As of 12/31/17, including maximum applicable sales charges

Class A Shares
Inception (8/31/00)	9.63%
10 Years	3.34
5 Years	5.29
1 Year	26.07

Class B Shares
Inception (8/31/00)	9.63%
10 Years	3.29
5 Years	5.40
1 Year	27.46

Class C Shares
Inception (8/31/00)	9.19%
10 Years	3.15
5 Years	5.70
1 Year	31.46

Class Y Shares
10 Years	4.17%
5 Years	6.75
1 Year	33.74

Class R5 Shares
Inception (10/25/05)	9.00%
10 Years	4.34
5 Years	6.87
1 Year	33.96

Class R6 Shares
10 Years	4.16%
5 Years	6.94
1 Year	34.04

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares was 1.58%, 2.33%, 2.33%, 1.33%, 1.20% and 1.14%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares was 1.59%, 2.34%, 2.34%, 1.34%, 1.21% and 1.15%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2019. See current prospectus for more information.

7                         Invesco International Small Company Fund

Invesco International Small Company Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Effective January 26, 2018, after the close of the reporting period, all outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.
∎	Class Y shares are available to only certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
∎	Growth investing risk. Growth stocks tend to be more expensive relative to the issuing company’s earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in, or investors’ expectations of, the issuing company’s earnings and can be more volatile.
∎

Investing in the European Union risk. Investments in certain countries in the European Union are susceptible to high economic risks associated with high levels of debt, such as investments in sovereign debt of Greece, Italy and Spain. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. Separately, the European Union faces issues involving its membership, structure, procedures and policies. The

8                         Invesco International Small Company Fund

exit of one or more member states from the European Union, such as the United Kingdom (UK) which has announced its intention to exit, would place its currency and banking system in jeopardy. The exit by the UK or other member states will likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Fund’s investments.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The MSCI All Country World ex-U.S.A. Small Cap Index represents the performance of small-cap stocks in developed and emerging markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper International Small/Mid-Cap Core Funds Index is an unmanaged index considered representative of international small/mid-cap core funds tracked by Lipper.
∎	The Lipper International Small/Mid-Cap Growth Funds Index is an unmanaged index considered representative of international small/ mid-cap growth funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9                         Invesco International Small Company Fund

Schedule of Investments

December 31, 2017

	Shares	Value
Common Stocks & Other Equity Interests–88.09%
Australia–1.61%
Link Administration Holdings Ltd.	446,980	$2,933,344
Tassal Group Ltd.	832,143	2,435,322
		5,368,666

Brazil–5.94%
Fleury S.A.	790,200	7,063,493
TOTVS S.A.	177,500	1,601,653
Wilson Sons Ltd.–BDR	922,700	11,142,038
		19,807,184

Canada–10.24%
Calian Group Ltd.	367,000	9,358,223
E-L Financial Corp. Ltd.	7,900	5,121,329
Epsilon Energy Ltd.(a)	1,894,560	4,582,276
exactEarth Ltd.(a)	352,656	291,799
Medical Facilities Corp.	215,600	2,440,917
Total Energy Services Inc.	722,190	8,538,264
TransGlobe Energy Corp.(a)	2,539,269	3,838,500
		34,171,308

China–0.46%
China Biologic Products Holdings, Inc.(a)	19,286	1,519,158

Egypt–3.57%
Eastern Tobacco	482,640	11,923,584

Estonia–2.02%
Olympic Entertainment Group A.S.	1,795,546	3,899,276
Silvano Fashion Group AS–Class A	825,000	2,850,725
		6,750,001

France–9.60%
AURES Technologies SA	67,164	2,731,776
Caisse Regionale de Credit Agricole Mutuel Nord de France–CCI	206,000	5,393,005
Constuctions Industrielles de la Mediterranee S.A.	25,804	4,164,691
Linedata Services	58,928	2,779,288
Metropole Television S.A.	203,770	5,264,947
Precia S.A.(b)	35,321	9,280,812
Tessi S.A.	11,400	2,407,279
		32,021,798

Germany–5.56%
Hypoport AG(a)	5,656	984,443
MorphoSys AG(a)	120,702	11,048,727
publity AG	106,000	4,418,827
Takkt AG	93,000	2,100,358
		18,552,355

	Shares	Value
Greece–2.08%
European Reliance General Insurance Co. S.A.	599,821	$2,583,685
Mytilineos Holdings S.A.(a)	397,000	4,349,700
		6,933,385

Indonesia–0.86%
PT Pakuwon Jati Tbk	56,469,100	2,853,658

Ireland–2.15%
Total Produce PLC	2,335,000	7,160,693

Israel–3.02%
Israel Discount Bank Ltd.–Class A(a)	1,741,000	5,057,614
Taptica International Ltd.	800,000	5,022,372
		10,079,986

Italy–2.61%
Danieli & C. Officine Meccaniche S.p.A.–Savings Shares	523,910	8,712,219

Japan–0.98%
Nippon Ceramic Co., Ltd.	127,200	3,270,599

Malaysia–0.63%
Heineken Malaysia Bhd.	451,200	2,107,421

Mexico–1.90%
Bolsa Mexicana de Valores, S.A.B. de C.V.	3,676,001	6,322,682

Netherlands–1.09%
Aalberts Industries N.V.	71,823	3,646,629

New Zealand–1.70%
Freightways Ltd.	661,085	3,593,479
Trade Me Group Ltd.	604,381	2,076,176
		5,669,655

Norway–2.31%
Kongsberg Gruppen ASA	154,919	2,852,104
Oslo Bors VPS Holding ASA	320,000	4,853,092
		7,705,196

Poland–0.24%
Stalexport Autostrady S.A.	674,220	805,825

Romania–5.92%
Banca Transilvania S.A.	8,604,119	4,718,867
Fondul Proprietatea S.A.	18,601,975	4,134,517
Societatea Nationala de Gaze Naturale ROMGAZ S.A.	786,000	6,328,763
Transgaz SA Medias	46,200	4,563,785
		19,745,932

South Africa–2.88%
Cartrack Holdings Ltd.	1,500,000	2,315,601
Combined Motor Holdings Ltd.	1,638,000	3,418,984

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco International Small Company Fund

	Shares	Value
South Africa–(continued)
Net 1 UEPS Technologies, Inc.(a)	325,000	$3,864,250
		9,598,835

Sweden–1.14%
Vitec Software Group AB–Class B	360,000	3,818,534

Switzerland–0.78%
Kardex AG	21,300	2,614,677

Thailand–0.53%
Major Cineplex Group PCL	1,992,200	1,774,271

Turkey–1.08%
AG Anadolu Grubu Holding A.S.–Class A	573,400	3,585,263

United Kingdom–17.19%
Bioventix PLC	64,000	2,134,001
Clarkson PLC	142,000	5,484,943
DCC PLC	75,551	7,614,405
Eurocell PLC	1,131,000	3,282,971
Goodwin PLC	40,000	1,093,581
HomeServe PLC	327,805	3,572,168
IG Group Holdings PLC	300,791	2,904,909
Jupiter Fund Management PLC	873,948	7,415,780
Micro Focus International PLC	174,563	5,924,095

	Shares	Value
United Kingdom–(continued)
Mortgage Advice Bureau (Holdings) Ltd.	615,000	$4,525,198
Savills PLC	591,866	7,934,847
Staffline Group PLC	133,000	1,867,458
System1 Group PLC	200,000	982,594
TP ICAP PLC	366,680	2,626,185
		57,363,135
Total Common Stocks & Other Equity Interests (Cost $214,299,615)		293,882,649

Money Market Funds–11.92%
Invesco Government & Agency Portfolio–Institutional Class, 1.18%(c)	13,924,770	13,924,770
Invesco Liquid Assets Portfolio–Institutional Class, 1.40%(c)	9,944,335	9,945,330
Invesco Treasury Portfolio–Institutional Class, 1.17%(c)	15,914,022	15,914,022
Total Money Market Funds (Cost $39,784,984)		39,784,122
TOTAL INVESTMENTS IN SECURITIES–100.01% (Cost $254,084,599)		333,666,771
OTHER ASSETS LESS LIABILITIES–(0.01)%		(43,089)
NET ASSETS–100.00%		$333,623,682

Investment Abbreviations:

BDR	– Brazilian Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Affiliated company during the period. The Investment Company Act of 1940 defines an "affiliated person" as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of December 31, 2017 represented 2.78% of the Fund’s Net Assets. See Note 4.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco International Small Company Fund

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments in securities, at value (Cost $209,926,981)	$284,601,837
Investments in affiliates, at value (Cost $44,157,618)	49,064,934
Foreign currencies, at value (Cost $93,446)	98,196
Receivable for:
Fund shares sold	840,089
Dividends	292,513
Investment for trustee deferred compensation and retirement plans	134,200
Other assets	39,205
Total assets	335,070,974

Liabilities:
Payable for:
Investments purchased	477,034
Fund shares reacquired	377,574
Accrued foreign taxes	205,466
Accrued fees to affiliates	128,867
Accrued trustees’ and officers’ fees and benefits	705
Accrued other operating expenses	110,624
Trustee deferred compensation and retirement plans	147,022
Total liabilities	1,447,292
Net assets applicable to shares outstanding	$333,623,682

Net assets consist of:
Shares of beneficial interest	$255,659,786
Undistributed net investment income	(2,545,160)
Undistributed net realized gain	939,672
Net unrealized appreciation	79,569,384
$333,623,682

Net Assets:
Class A	$162,496,753
Class B	$412,533
Class C	$19,819,168
Class Y	$62,218,200
Class R5	$6,432,598
Class R6	$82,244,430

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	8,406,024
Class B	22,443
Class C	1,078,399
Class Y	3,214,098
Class R5	335,301
Class R6	4,289,958
Class A:
Net asset value per share	$19.33
Maximum offering price per share
(Net asset value of $19.33 ÷ 94.50%)	$20.46
Class B:
Net asset value and offering price per share	$18.38
Class C:
Net asset value and offering price per share	$18.38
Class Y:
Net asset value and offering price per share	$19.36
Class R5:
Net asset value and offering price per share	$19.18
Class R6:
Net asset value and offering price per share	$19.17

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco International Small Company Fund

Statement of Operations

For the year ended December 31, 2017

Investment income:
Dividends (net of foreign withholding taxes of $625,683)	$8,274,338
Dividends from affiliates	386,944
Total investment income	8,661,282

Expenses:
Advisory fees	2,636,106
Administrative services fees	90,047
Custodian fees	206,389
Distribution fees:
Class A	352,902
Class B	7,495
Class C	176,805
Transfer agent Fees — A, B, C and Y	447,734
Transfer agent fees — R5	9,202
Transfer agent fees — R6	5,372
Trustees’ and officers’ fees and benefits	24,234
Registration and filing fees	111,450
Reports to shareholders	114,384
Professional services fees	66,573
Other	15,820
Total expenses	4,264,513
Less: Fees waived and expense offset arrangement(s)	(45,197)
Net expenses	4,219,316
Net investment income	4,441,966

Realized and unrealized gain from:
Net realized gain from:
Investment securities	17,793,267
Foreign currencies	97,008
17,890,275
Change in net unrealized appreciation of:
Investment securities (net of foreign taxes of $11,653)	56,084,730
Foreign currencies	14,269
56,098,999
Net realized and unrealized gain	73,989,274
Net increase in net assets resulting from operations	$78,431,240

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco International Small Company Fund

Statement of Changes in Net Assets

For the years ended December 31, 2017 and 2016

	2017	2016
Operations:
Net investment income	$4,441,966	$4,700,415
Net realized gain (loss)	17,890,275	(2,119,672)
Change in net unrealized appreciation	56,098,999	12,430,475
Net increase in net assets resulting from operations	78,431,240	15,011,218

Distributions to shareholders from net investment income:
Class A	(4,079,768)	(2,736,668)
Class B	(8,912)	(14,978)
Class C	(389,742)	(243,700)
Class Y	(1,662,515)	(1,372,779)
Class R5	(177,866)	(247,330)
Class R6	(2,387,347)	(388,585)
Total distributions from net investment income	(8,706,150)	(5,004,040)

Distributions to shareholders from net realized gains:
Class A	(5,502,708)	(7,214,109)
Class B	(16,164)	(61,108)
Class C	(706,627)	(994,248)
Class Y	(2,065,629)	(3,262,401)
Class R5	(214,681)	(568,519)
Class R6	(2,795,866)	(866,954)
Total distributions from net realized gains	(11,301,675)	(12,967,339)

Share transactions–net:
Class A	10,540,419	3,286,000
Class B	(734,869)	(576,364)
Class C	331,036	(2,531,801)
Class Y	(13,819,859)	(1,300,669)
Class R5	(5,760,686)	(14,356,572)
Class R6	62,763,225	(21,989,867)
Net increase (decrease) in net assets resulting from share transactions	53,319,266	(37,469,273)
Net increase (decrease) in net assets	111,742,681	(40,429,434)

Net assets:
Beginning of year	221,881,001	262,310,435
End of year (includes undistributed net investment income of $(2,545,160) and $(956,636), respectively)	$333,623,682	$221,881,001

Notes to Financial Statements

December 31, 2017

NOTE 1—Significant Accounting Policies

Invesco International Small Company Fund (the “Fund”) is a series portfolio of AIM Funds Group (Invesco Funds Group) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of four separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such

14                         Invesco International Small Company Fund

shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

15                         Invesco International Small Company Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for

16                         Invesco International Small Company Fund

physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.91%
Next $500 million	0.885%
Next $1.5 billion	0.86%
Next $2.5 billion	0.835%
Next $2.5 billion	0.81%
Next $2.5 billion	0.785%
Over $10 billion	0.76%

For the year ended December 31, 2017, the effective advisory fees incurred by the Fund was 0.93%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 3.00%, 2.00%, 2.00% and 2.00% of average daily net assets, respectively (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2017, the Adviser waived advisory fees of $42,342.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales

17                         Invesco International Small Company Fund

charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2017, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2017, IDI advised the Fund that IDI retained $78,116 in front-end sales commissions from the sale of Class A shares and $7,480 and $102 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period.

During the year ended December 31, 2017, there were transfers from Level 1 to Level 2 of $34,879,614 and from Level 2 to Level 1 of $49,421,232, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Investment in Securities
Australia	$—	$5,368,666	$—	$5,368,666
Brazil	19,807,184	—	—	19,807,184
Canada	34,171,308	—	—	34,171,308
China	1,519,158	—	—	1,519,158
Egypt	11,923,584	—	—	11,923,584
Estonia	6,750,001	—	—	6,750,001
France	32,021,798	—	—	32,021,798
Germany	4,418,827	14,133,528	—	18,552,355
Greece	—	6,933,385	—	6,933,385
Indonesia	2,853,658	—	—	2,853,658
Ireland	—	7,160,693	—	7,160,693
Israel	10,079,986	—	—	10,079,986
Italy	8,712,219	—	—	8,712,219
Japan	3,270,599	—	—	3,270,599
Malaysia	2,107,421	—	—	2,107,421
Mexico	6,322,682	—	—	6,322,682
Netherlands	—	3,646,629	—	3,646,629
New Zealand	3,593,478	2,076,177	—	5,669,655
Norway	4,853,091	2,852,105	—	7,705,196
Poland	805,825	—	—	805,825
Romania	15,027,065	4,718,867	—	19,745,932
South Africa	6,179,851	3,418,984	—	9,598,835
Sweden	3,818,534	—	—	3,818,534
Switzerland	2,614,677	—	—	2,614,677
Thailand	1,774,271	—	—	1,774,271
Turkey	3,585,263	—	—	3,585,263
United Kingdom	39,219,183	18,143,952	—	57,363,135
Money Market Funds	39,784,122	—	—	39,784,122
Total Investments	$265,213,785	$68,452,986	$—	$333,666,771

18                         Invesco International Small Company Fund

NOTE 4—Investments in Affiliates

The 1940 Act defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates (excluding affiliated money market funds) for the year ended December 31, 2017.

	Value 12/31/16	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value 12/31/17	Dividend Income
Precia S.A.	$6,134,225	$—	$—	$3,146,587	$—	$9,280,812	$75,010

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,855.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2017 and 2016:

	2017	2016
Ordinary income	$8,706,150	$5,019,562
Long-term capital gain	11,301,675	12,951,817
Total distributions	$20,007,825	$17,971,379

Tax Components of Net Assets at Period-End:

2017
Undistributed ordinary income	$620,513
Undistributed long-term gain	506,277
Net unrealized appreciation — investments	76,977,220
Net unrealized appreciation (depreciation) — foreign currencies	(12,787)
Temporary book/tax differences	(127,327)
Shares of beneficial interest	255,659,786
Total net assets	$333,623,682

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

19                         Invesco International Small Company Fund

The Fund does not have a capital loss carryforward as of December 31, 2017.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2017 was $64,329,523 and $40,427,417, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$89,395,936
Aggregate unrealized (depreciation) of investments	(12,418,716)
Net unrealized appreciation of investments	$76,977,220

Cost of investments for tax purposes is $256,689,551.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies, on December 31, 2017, undistributed net investment income was increased by $2,675,660 and undistributed net realized gain was decreased by $2,675,660. This reclassification had no effect on the net assets of the Fund.

20                         Invesco International Small Company Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2017(a)		2016
	Shares	Amount	Shares	Amount
Sold:
Class A	3,223,594	$59,237,437	2,655,825	$43,017,409
Class B	1,378	24,446	1,115	16,628
Class C	248,579	4,367,303	143,331	2,172,496
Class Y	2,884,187	50,811,800	1,942,746	31,767,442
Class R5	148,126	2,645,110	190,566	2,985,588
Class R6	3,629,908	69,334,857	229,044	3,499,721

Issued as reinvestment of dividends:
Class A	490,038	9,114,701	618,026	9,579,405
Class B	1,362	24,103	4,958	73,322
Class C	58,829	1,040,712	78,847	1,166,149
Class Y	174,142	3,244,291	270,606	4,199,807
Class R5	21,266	392,547	53,046	815,850
Class R6	276,002	5,089,494	81,688	1,255,539

Automatic conversion of Class B shares to Class A shares:
Class A	32,478	603,644	19,233	301,069
Class B	(34,172)	(603,644)	(20,165)	(301,069)

Reacquired:
Class A	(3,257,973)	(58,415,363)	(3,113,429)	(49,611,883)
Class B	(10,642)	(179,774)	(24,008)	(365,245)
Class C	(295,687)	(5,076,979)	(381,870)	(5,870,446)
Class Y	(3,584,420)	(67,875,950)	(2,393,283)	(37,267,918)
Class R5	(469,800)	(8,798,343)	(1,230,141)	(18,158,010)
Class R6	(624,111)	(11,661,126)	(1,791,874)	(26,745,127)
Net increase (decrease) in share activity	2,913,084	$53,319,266	(2,665,739)	$(37,469,273)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 41% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

21                         Invesco International Small Company Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 12/31/17	$15.44	$0.27	$4.84	$5.11	$(0.52)	$(0.70)	$(1.22)	$19.33	33.42%	$162,497	1.58	%(d)	1.59	%(d)	1.48	%(d)	16%
Year ended 12/31/16	15.42	0.34	1.02	1.36	(0.37)	(0.97)	(1.34)	15.44	8.79	122,232	1.57		1.58		2.13		15
Year ended 12/31/15	18.40	0.21	(1.92)	(1.71)	(0.19)	(1.08)	(1.27)	15.42	(9.30)	119,301	1.52		1.53		1.18		8
Year ended 12/31/14	21.34	0.28	(1.40)	(1.12)	(0.28)	(1.54)	(1.82)	18.40	(5.01)	185,380	1.45		1.46		1.31		20
Year ended 12/31/13	20.81	0.29	1.64	1.93	(0.31)	(1.09)	(1.40)	21.34	9.50	285,785	1.45		1.47		1.37		17
Class B
Year ended 12/31/17	14.73	0.13	4.61	4.74	(0.39)	(0.70)	(1.09)	18.38	32.46	413	2.33	(d)	2.34	(d)	0.73	(d)	16
Year ended 12/31/16	14.75	0.21	0.98	1.19	(0.24)	(0.97)	(1.21)	14.73	8.03	950	2.32		2.33		1.38		15
Year ended 12/31/15	17.66	0.07	(1.84)	(1.77)	(0.06)	(1.08)	(1.14)	14.75	(9.99)	1,514	2.27		2.28		0.43		8
Year ended 12/31/14	20.54	0.12	(1.35)	(1.23)	(0.11)	(1.54)	(1.65)	17.66	(5.78)	2,828	2.20		2.21		0.56		20
Year ended 12/31/13	20.03	0.12	1.58	1.70	(0.10)	(1.09)	(1.19)	20.54	8.71	5,282	2.20		2.22		0.62		17
Class C
Year ended 12/31/17	14.73	0.13	4.61	4.74	(0.39)	(0.70)	(1.09)	18.38	32.46	19,819	2.33	(d)	2.34	(d)	0.73	(d)	16
Year ended 12/31/16	14.76	0.21	0.97	1.18	(0.24)	(0.97)	(1.21)	14.73	7.96	15,712	2.32		2.33		1.38		15
Year ended 12/31/15	17.67	0.07	(1.84)	(1.77)	(0.06)	(1.08)	(1.14)	14.76	(9.98)	18,098	2.27		2.28		0.43		8
Year ended 12/31/14	20.54	0.12	(1.34)	(1.22)	(0.11)	(1.54)	(1.65)	17.67	(5.73)	26,458	2.20		2.21		0.56		20
Year ended 12/31/13	20.03	0.12	1.58	1.70	(0.10)	(1.09)	(1.19)	20.54	8.71	33,764	2.20		2.22		0.62		17
Class Y
Year ended 12/31/17	15.46	0.32	4.84	5.16	(0.56)	(0.70)	(1.26)	19.36	33.74	62,218	1.33	(d)	1.34	(d)	1.73	(d)	16
Year ended 12/31/16	15.43	0.38	1.03	1.41	(0.41)	(0.97)	(1.38)	15.46	9.10	57,810	1.32		1.33		2.38		15
Year ended 12/31/15	18.42	0.26	(1.94)	(1.68)	(0.23)	(1.08)	(1.31)	15.43	(9.11)	60,497	1.27		1.28		1.43		8
Year ended 12/31/14	21.38	0.34	(1.42)	(1.08)	(0.34)	(1.54)	(1.88)	18.42	(4.79)	121,933	1.20		1.21		1.56		20
Year ended 12/31/13	20.84	0.35	1.65	2.00	(0.37)	(1.09)	(1.46)	21.38	9.82	122,163	1.20		1.22		1.62		17
Class R5
Year ended 12/31/17	15.32	0.33	4.81	5.14	(0.58)	(0.70)	(1.28)	19.18	33.90	6,433	1.24	(d)	1.25	(d)	1.82	(d)	16
Year ended 12/31/16	15.30	0.39	1.02	1.41	(0.42)	(0.97)	(1.39)	15.32	9.21	9,740	1.19		1.20		2.51		15
Year ended 12/31/15	18.27	0.27	(1.91)	(1.64)	(0.25)	(1.08)	(1.33)	15.30	(8.96)	24,821	1.17		1.18		1.53		8
Year ended 12/31/14	21.23	0.35	(1.41)	(1.06)	(0.36)	(1.54)	(1.90)	18.27	(4.74)	63,044	1.13		1.14		1.63		20
Year ended 12/31/13	20.71	0.36	1.63	1.99	(0.38)	(1.09)	(1.47)	21.23	9.88	91,240	1.13		1.15		1.69		17
Class R6
Year ended 12/31/17	15.31	0.36	4.80	5.16	(0.60)	(0.70)	(1.30)	19.17	34.04	82,244	1.15	(d)	1.16	(d)	1.91	(d)	16
Year ended 12/31/16	15.30	0.40	1.02	1.42	(0.44)	(0.97)	(1.41)	15.31	9.22	15,436	1.13		1.14		2.57		15
Year ended 12/31/15	18.27	0.28	(1.91)	(1.63)	(0.26)	(1.08)	(1.34)	15.30	(8.87)	38,080	1.09		1.10		1.61		8
Year ended 12/31/14	21.24	0.37	(1.42)	(1.05)	(0.38)	(1.54)	(1.92)	18.27	(4.68)	45,946	1.04		1.05		1.72		20
Year ended 12/31/13	20.72	0.38	1.63	2.01	(0.40)	(1.09)	(1.49)	21.24	9.97	36,554	1.04		1.06		1.78		17

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $141,161, $749, $17,680, $71,847, $9,298 and $42,077 for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.

22                         Invesco International Small Company Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Funds Group (Invesco Funds Group)

and Shareholders of Invesco International Small Company Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco International Small Company Fund (one of the funds constituting AIM Funds Group (Invesco Funds Group), hereafter referred to as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

February 23, 2018

We have served as the auditor of one or more of the investment companies in the Invesco/PowerShares group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

23                         Invesco International Small Company Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2017 through December 31, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (07/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/17)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/17)	Expenses Paid During Period[2]
A	$1,000.00	$1,103.40	$8.22	$1,017.39	$7.88	1.55%
B	1,000.00	1,099.20	12.17	1,013.61	11.67	2.30
C	1,000.00	1,099.80	12.17	1,013.61	11.67	2.30
Y	1,000.00	1,105.10	6.90	1,018.65	6.61	1.30
R5	1,000.00	1,105.80	6.53	1,019.00	6.26	1.23
R6	1,000.00	1,106.30	6.05	1,019.46	5.80	1.14

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2017 through December 31, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

24                         Invesco International Small Company Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2017:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$11,301,675
Qualified Dividend Income*	74.37%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Foreign Taxes per share	$0.0359 per share
Foreign Source Income per share	$0.5177 per share

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25                         Invesco International Small Company Fund

Trustees and Officers

The address of each trustee and officer is AIM Funds Group (Invesco Funds Group) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco International Small Company Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1987	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired.	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco International Small Company Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust,PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust,PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc.; Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust,PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco International Small Company Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust,PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust,PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco International Small Company Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

⬛ Fund reports and prospectuses

⬛ Quarterly statements

⬛ Daily confirmations

⬛ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-01540 and 002-27334 Invesco Distributors, Inc. ISC-AR-1	02262018 0902

Annual Report to Shareholders	December 31, 2017

Invesco Small Cap Equity Fund
Nasdaq:
A: SMEAX ◾ B: SMEBX ◾ C: SMECX ◾ R: SMERX ◾ Y: SMEYX ◾ R5: SMEIX ◾ R6: SMEFX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Major stock market indexes rose – and set record highs – throughout the reporting period. Generally positive economic data, strong corporate earnings and anticipated tax and regulatory reform contributed to the rally. The US economy expanded during the reporting period, with gross domestic product, the value of all goods and services produced, significantly increasing its growth rate from the first to the third quarter of the year. Tax reform legislation, enacted in December 2017, was a positive for the stock market, but its long-term economic impact was uncertain. Citing positive economic trends – specifically, realized and expected labor market conditions and inflation – the US Federal Reserve raised interest rates in March, June and December 2017. While US and global bond markets, as well as emerging market equities, sold off early in the reporting period, they recovered much of their losses during the reporting period. Overseas, economic data were mixed, prompting the European Central Bank and central banks in China and Japan, among other countries, to maintain extraordinarily accommodative monetary policies.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2	Invesco Small Cap Equity Fund

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

 We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Small Cap Equity Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2017, Class A shares of Invesco Small Cap Equity Fund (the Fund), at net asset value (NAV), underperformed the Russell 2000 Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Congress, a tax reform bill was signed into law in December 2017. While its enactment further strengthened stocks, its effect on the US economy remained uncertain.

Within this environment, the Fund’s high-quality portfolio posted a double-digit positive return, yet modestly underperformed the Russell 2000 index. The Fund outperformed its style-specific index in the information technology (IT), financials, consumer discretionary, industrials, real estate and telecommunication services sectors. However, these contributions were offset by underperformance in the health care, energy, materials and utilities sectors. The Fund’s modest cash positon in the rising market also detracted from relative results.

During the year, stock selection in the IT sector contributed to Fund performance relative to the style-specific index. Take-Two Interactive Software, an entertainment software developer, was a notable contributor to Fund performance. The company was boosted by solid quarterly results, as well as sales from its Grand Theft Auto game franchise. Photonics manufacturer Coherent also contributed to Fund performance. The company’s stock rose on better-than-expected results helped by organic light-emitting diode (OLED) adoption in consumer electronics.

Stock selection in the financials sector was also a contributor to relative performance during the year. E*TRADE Financial was the leading contributor to performance in the sector. The company benefited from higher trade volumes and customer account balance growth. The stock price also rallied late in the year as passage of tax reform legislation appeared more likely to lower the company’s tax rate.

Fund vs. Indexes

Total returns, 12/31/16 to 12/31/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	13.58%
Class B Shares	12.78
Class C Shares	12.79
Class R Shares	13.32
Class Y Shares	13.88
Class R5 Shares	14.00
Class R6 Shares	14.19
S&P 500 Index▼ (Broad Market Index)	21.83
Russell 2000 Index▼ (Style-Specific Index)	14.65
Lipper Small-Cap Core Funds Index∎ (Peer Group Index)	13.95
Source(s): ▼FactSet Research Systems, Inc.; ∎Lipper Inc.

Market conditions and your Fund

Despite highly destructive hurricanes that threatened to derail a years-long economic recovery, the US economy continued to expand throughout the year ended December 31, 2017. Gross domestic product – the value of all goods and services produced in the US – expanded in the first three quarters of 2017. Inflation remained subdued even as unemployment continued its multiyear decline.

Given signs of an improving economy, the US Federal Reserve (the Fed) raised interest rates three times during the reporting period, most recently in December 2017; each rate hike was 25 basis points.[1] (A basis point is 0.01%.) The Fed pledged that “realized and expected economic conditions relative to its objectives of maximum employment and 2 percent inflation” will guide its future actions. At the close of the reporting period, Fed policy remained accommodative, and the fed funds target rate stood at a range of 1.25% to 1.50% – 75 basis points higher than at the start of the reporting period.[1]

Higher inventories and a worsening outlook caused oil prices and many energy stocks to decline during the first half of 2017. However, oil prices rose significantly in the second half of the reporting period as expectations for lower supplies increased, partly due to continued OPEC production cuts, and demand began normalizing.

Major US stock market indexes repeatedly hit all-time highs throughout the reporting period. The stock market rally that began after the 2016 presidential election continued throughout the reporting period, fueled by generally positive economic data, strong corporate earnings and improved consumer confidence. Finally, after much debate in

Portfolio Composition
By sector	% of total net assets

Financials	20.7%
Information Technology	19.1
Industrials	18.8
Consumer Discretionary	12.5
Health Care	11.4
Energy	5.0
Materials	4.9
Real Estate	3.5
Consumer Staples	1.4
Telecommunication Services	1.3
Utilities	1.2
Money Market Funds
Plus Other Assets Less Liabilities	0.2

Top 10 Equity Holdings*
% of total net assets

1. Coherent, Inc.	1.8%
2. E*TRADE Financial Corp.	1.7
3. SPX Corp.	1.7
4. Take-Two Interactive Software, Inc.	1.6
5. Albany International Corp.- Class A	1.6
6. Blackbaud, Inc.	1.5
7. Neurocrine Biosciences, Inc.	1.5
8. Zebra Technologies Corp.- Class A	1.5
9. BWX Technologies, Inc.	1.5
10. Trex Co., Inc.	1.4

Total Net Assets	$1.3 billion

Total Number of Holdings*	96

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2017.

4	Invesco Small Cap Equity Fund

Stock selection in the consumer discretionary sector aided Fund performance relative to the style-specific index. Boyd Gaming, a gaming and hospitality company in Nevada, contributed to Fund performance as the stock price rose on better-than-expected earnings and recent acquisitions in the Las Vegas area. Penn National Gaming, a gaming operator in Pennsylvania, contributed to relative performance, as well. The company’s stock price was driven by more favorable visitation and better-than-expected spending patterns.

Conversely, despite posting a solid return in the health care sector, the Fund underperformed its style-specific index. On the positive side, Fund holdings in the pharmaceuticals industry contributed to relative performance. Supernus Pharmaceuticals, a pharmaceutical company focused on treatments for the central nervous system, was a notable contributor to performance in the sector. In contrast, the Fund’s slight underweight exposure to the biotechnology industry was a notable detractor during the year. The health care equipment and supplies industry also detracted from relative performance. Analogic, a medical imaging company, was the leading detractor in the industry. The stock declined on underwhelming results in its ultra-sound business and the loss of a key customer. We sold the holding during the year.

Overweight exposure to the energy sector detracted from Fund performance relative to the style-specific index. The energy sector was the benchmark’s worst-performing sector during the reporting period as crude oil prices declined on concerns over increasing US energy supplies and fears that the OPEC cuts enacted in November 2016 would not be continued after June 2017. Despite OPEC members eventually agreeing to extend the cuts in May and a sharp rally in oil prices in the fourth quarter, the sector still has yet to fully recover. The Fund’s holdings were not immune to the decline in the sector. Superior Energy Services was a notable detractor from Fund performance within the sector. The company was hurt early in the year by lower-than-expected margins in its US land-based and Gulf of Mexico operations.

Fund holdings in the materials sector detracted from relative performance, as well. Underperformance within the sector was primarily due to the Fund owning more defensive names relative to the style-specific index and the Fund’s underweight exposure to the chemicals industry. Minerals Technologies and Sensient Technologies were the leading detractors from relative performance in the sector.

All changes to positioning are based on our bottom-up stock selection process. Our portfolio construction process acts as a risk control and ensures the portfolio is aligned with small-cap market sector exposure within modest overweights and underweights. Our long-term investment horizon leads to relatively low turnover.

The traditional business cycle recovery has not fully materialized, as evidenced by several years of mixed results, depending on which sector we evaluate. However, it is possible this is just a very slow normalization, and there is some evidence we may yet see a more classic recovery and a reacceleration in growth. Due to the uncertain economic outlook, we continue to balance the Fund with a mix of long-term secular growth opportunities and cyclical growth opportunities that have strong valuation support.

Thank you for your commitment to Invesco Small Cap Equity Fund and for sharing our long-term investment horizon.

1 Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Juan Hartsfield Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Small Cap Equity Fund.
He joined Invesco in 2004. Mr. Hartsfield earned a BS in petroleum engineering from The University of Texas at Austin and an MBA from the University of Michigan.
Davis Paddock Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Small Cap Equity Fund. He joined
Invesco in 2001. Mr. Paddock earned a BA and an MBA from The University of Texas at Austin.

5	Invesco Small Cap Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/07

1  Source: FactSet Research Systems Inc.

2  Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include re-invested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire in-vestment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Small Cap Equity Fund

Average Annual Total Returns As of 12/31/17, including maximum applicable sales charges

Class A Shares
Inception (8/31/00)	7.06%
10 Years	6.60
5 Years	9.59
1 Year	7.33

Class B Shares
Inception (8/31/00)	7.06%
10 Years	6.57
5 Years	9.74
1 Year	7.78

Class C Shares
Inception (8/31/00)	6.63%
10 Years	6.41
5 Years	10.00
1 Year	11.79

Class R Shares
Inception (6/3/02)	7.62%
10 Years	6.95
5 Years	10.56
1 Year	13.32

Class Y Shares
10 Years	7.47%
5 Years	11.11
1 Year	13.88

Class R5 Shares
Inception (4/29/05)	9.21%
10 Years	7.71
5 Years	11.29
1 Year	14.00

Class R6 Shares
10 Years	7.49%
5 Years	11.39
1 Year	14.19

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent monthend performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.31%, 2.06%, 2.06%, 1.56%, 1.06%, 0.87% and 0.79%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7	Invesco Small Cap Equity Fund

Invesco Small Cap Equity Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Effective January 26, 2018, after the close of the reporting period, all outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.
∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Russell 2000® Index is an unmanaged index considered representative of small-cap stocks. The Russell 2000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Lipper Small-Cap Core Funds Index is an unmanaged index considered representative of small-cap core funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8	Invesco Small Cap Equity Fund

Schedule of Investments(a)

December 31, 2017

	Shares	Value
Common Stocks & Other Equity Interests–99.75%
Aerospace & Defense–1.45%
BWX Technologies, Inc.	300,905	$18,201,743

Air Freight & Logistics–1.06%
Forward Air Corp.	232,807	13,372,434

Alternative Carriers–1.26%
Iridium Communications Inc.(b)(c)	1,338,927	15,799,339

Apparel Retail–0.98%
American Eagle Outfitters, Inc.	655,463	12,322,704

Application Software–1.49%
Blackbaud, Inc.	197,508	18,662,531

Auto Parts & Equipment–1.26%
Visteon Corp.(c)	126,367	15,813,566

Biotechnology–3.13%
Array BioPharma, Inc.(c)	1,013,611	12,974,221
Neurocrine Biosciences, Inc.(c)	240,141	18,632,540
Retrophin, Inc. (c)	367,309	7,739,201
		39,345,962

Building Products–2.34%
Apogee Enterprises, Inc.	248,560	11,366,649
Trex Co., Inc.(c)	166,662	18,064,494
		29,431,143

Casinos & Gaming–2.39%
Boyd Gaming Corp.(b)	467,816	16,396,951
Penn National Gaming, Inc.(c)	434,657	13,617,804
		30,014,755

Construction & Engineering–1.97%
Dycom Industries, Inc.(c)	121,694	13,560,362
Primoris Services Corp.	413,583	11,245,322
		24,805,684

Construction Materials–1.03%
Eagle Materials Inc.	113,925	12,907,702

Consumer Finance–0.94%
SLM Corp.(c)	1,046,054	11,820,410

Data Processing & Outsourced Services–3.02%
Euronet Worldwide, Inc.(c)	138,010	11,630,103
Genpact Ltd.	401,889	12,755,957
Jack Henry & Associates, Inc.	115,526	13,511,921
		37,897,981

Diversified Support Services–0.86%
Mobile Mini, Inc.	312,143	10,768,934

Electrical Components & Equipment–1.88%
EnerSys	166,438	11,589,078

	Shares	Value
Electrical Components & Equipment–(continued)
Generac Holdings, Inc.(c)	242,914	$12,029,101
		23,618,179

Electronic Components–0.95%
Belden Inc.	155,082	11,967,678

Electronic Equipment & Instruments–5.53%
Coherent, Inc.(c)	78,970	22,286,913
FLIR Systems, Inc.	340,468	15,872,618
National Instruments Corp.	304,669	12,683,371
Zebra Technologies Corp.–Class A(c)	178,928	18,572,726
		69,415,628

Environmental & Facilities Services–2.32%
ABM Industries Inc.	304,826	11,498,036
Waste Connections, Inc. (Canada)	248,304	17,614,686
		29,112,722

Gas Utilities–1.24%
UGI Corp.	332,810	15,625,429

General Merchandise Stores–0.97%
Big Lots, Inc.(b)	217,366	12,205,101

Health Care Equipment–3.57%
Hill-Rom Holdings, Inc.	168,985	14,243,746
Nevro Corp.(c)	133,153	9,192,883
STERIS PLC	143,071	12,514,420
Wright Medical Group N.V.(c)	403,268	8,952,550
		44,903,599

Health Care Facilities–0.53%
Acadia Healthcare Co., Inc.(c)	205,074	6,691,565

Health Care REIT’s–0.86%
Healthcare Trust of America, Inc.–Class A	359,808	10,808,632

Health Care Supplies–0.96%
Lantheus Holdings, Inc.(c)	588,215	12,028,997

Home Entertainment Software–1.62%
Take-Two Interactive Software, Inc.(c)	184,995	20,308,751

Home Furnishings–0.22%
La-Z-Boy Inc.	89,468	2,791,402

Homebuilding–0.83%
Beazer Homes USA, Inc.(c)	542,408	10,419,658

Household Appliances–1.03%
Helen of Troy Ltd.(c)	134,330	12,942,695

Industrial Machinery–3.26%
Albany International Corp.–Class A	326,348	20,054,085
SPX Corp.(c)	664,534	20,859,722
		40,913,807

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Small Cap Equity Fund

	Shares	Value
Internet Software & Services–0.99%
Instructure Inc.(c)	376,185	$12,451,723

Investment Banking & Brokerage–3.92%
E*TRADE Financial Corp.(c)	425,060	21,070,224
Lazard Ltd.–Class A	278,263	14,608,808
Piper Jaffray Cos.	157,257	13,563,416
		49,242,448

Life & Health Insurance–1.21%
CNO Financial Group, Inc.	618,026	15,259,062

Life Sciences Tools & Services–0.79%
Cambrex Corp.(c)	206,758	9,924,384

Managed Health Care–0.48%
HealthEquity, Inc.(c)	130,275	6,078,632

Multi-Line Insurance–2.06%
American Financial Group, Inc.	118,404	12,851,570
Horace Mann Educators Corp.	295,441	13,028,948
		25,880,518

Office REIT’s–0.93%
Highwoods Properties, Inc.	229,810	11,699,627

Oil & Gas Equipment & Services–1.19%
Forum Energy Technologies Inc.(c)	580,517	9,027,040
Superior Energy Services, Inc.(c)	615,267	5,925,021
		14,952,061

Oil & Gas Exploration & Production–3.80%
Energen Corp.(c)	238,717	13,742,938
Newfield Exploration Co.(c)	305,623	9,636,293
Parsley Energy, Inc.–Class A(c)	327,109	9,630,089
RSP Permian, Inc.(c)	362,799	14,758,663
		47,767,983

Packaged Foods & Meats–1.37%
Pinnacle Foods Inc.	195,027	11,598,256
TreeHouse Foods, Inc.(c)	113,173	5,597,536
		17,195,792

Paper Packaging–0.98%
Graphic Packaging Holding Co.	793,219	12,255,234

Pharmaceuticals–1.90%
Phibro Animal Health Corp.–Class A	320,291	10,729,749
Supernus Pharmaceuticals Inc.(c)	329,845	13,144,323
		23,874,072

Property & Casualty Insurance–3.05%
Argo Group International Holdings, Ltd.	203,782	12,563,160
Aspen Insurance Holdings Ltd. (Bermuda)	242,219	9,834,092
Hanover Insurance Group Inc. (The)	147,228	15,912,402
		38,309,654

Real Estate Operating Companies–0.64%
Kennedy-Wilson Holdings Inc.	466,479	8,093,411

	Shares	Value
Regional Banks–9.54%
Bank of the Ozarks, Inc.	279,749	$13,553,839
BankUnited, Inc.	321,403	13,087,530
Great Western Bancorp, Inc.	368,513	14,666,817
IBERIABANK Corp.	175,910	13,633,025
Pinnacle Financial Partners, Inc.	203,741	13,508,028
Synovus Financial Corp.	360,475	17,281,172
Webster Financial Corp.	298,939	16,788,414
Western Alliance Bancorp(c)	305,609	17,303,582
		119,822,407

Restaurants–1.69%
Papa John’s International, Inc.(b)	153,917	8,636,283
Wendy’s Co. (The)	766,182	12,580,708
		21,216,991

Semiconductor Equipment–1.12%
Teradyne, Inc.	335,422	14,044,119

Semiconductors–2.59%
MACOM Technology Solutions Holdings, Inc.(b)(c)	251,837	8,194,776
Microsemi Corp.(c)	339,271	17,523,347
Power Integrations, Inc.	92,916	6,833,972
		32,552,095

Specialized Consumer Services–1.30%
ServiceMaster Global Holdings, Inc.(c)	317,688	16,287,864

Specialized REIT’s–1.07%
CubeSmart	466,122	13,480,248

Specialty Chemicals–2.93%
Minerals Technologies Inc.	176,433	12,147,412
PolyOne Corp.	321,334	13,978,029
Sensient Technologies Corp.	146,242	10,697,602
		36,823,043

Specialty Stores–1.01%
Michaels Cos., Inc. (The)(c)	523,346	12,659,740

Systems Software–0.86%
CommVault Systems, Inc.(c)	205,495	10,788,488

Technology Distributors–0.91%
Tech Data Corp.(c)	116,391	11,402,826

Tires & Rubber–0.84%
Cooper Tire & Rubber Co.	297,387	10,512,630

Trading Companies & Distributors–1.06%
Univar Inc.(c)	431,482	13,358,683

Trucking–2.57%
Knight-Swift Transportation Holdings Inc.	334,054	14,604,841
Old Dominion Freight Line, Inc.	134,882	17,743,727
		32,348,568
Total Common Stocks & Other Equity Interests (Cost $936,885,842)		1,253,201,034

10                         Invesco Small Cap Equity Fund

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

	Shares	Value
Money Market Funds–0.34%
Invesco Government & Agency Portfolio–Institutional Class, 1.18%(d)	1,313,245	$1,313,245
Invesco Liquid Assets Portfolio–Institutional Class, 1.40%(d)	1,466,690	1,466,837
Invesco Treasury Portfolio–Institutional Class, 1.17%(d)	1,500,851	1,500,851
Total Money Market Funds (Cost $4,280,937)		4,280,933
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)–100.09% (Cost $941,166,779)		1,257,481,967

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.85%
Invesco Government & Agency Portfolio–Institutional Class, 1.18% (Cost $23,270,654)(d)(e)	23,270,654	$23,270,654
TOTAL INVESTMENTS IN SECURITIES–101.94% (Cost $964,437,433)		1,280,752,621
OTHER ASSETS LESS LIABILITIES–(1.94)%		(24,391,491)
NET ASSETS–100.00%		$1,256,361,130

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at December 31, 2017.
(c)	Non-income producing security.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Small Cap Equity Fund

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments in securities, at value (Cost $936,885,842)*	$1,253,201,034
Investments in affiliated money market funds (Cost $27,551,591)	27,551,587
Receivable for:
Investments sold	437,141
Fund shares sold	1,382,155
Dividends	850,925
Investment for trustee deferred compensation and retirement plans	198,943
Total assets	1,283,621,785

Liabilities:
Payable for:
Collateral upon return of securities loaned	23,270,654
Fund shares reacquired	3,025,438
Accrued fees to affiliates	662,234
Accrued trustees’ and officers’ fees and benefits	1,238
Accrued other operating expenses	81,208
Trustee deferred compensation and retirement plans	219,883
Total liabilities	27,260,655
Net assets applicable to shares outstanding	$1,256,361,130

Net assets consist of:
Shares of beneficial interest	$919,542,980
Undistributed net investment income (loss)	(190,659)
Undistributed net realized gain	20,693,621
Net unrealized appreciation	316,315,188
$1,256,361,130

Net Assets:
Class A	$549,009,706
Class B	$1,251,440
Class C	$51,355,067
Class R	$71,007,986
Class Y	$228,175,795
Class R5	$50,216,733
Class R6	$305,344,403

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	35,758,183
Class B	101,278
Class C	4,158,338
Class R	4,916,750
Class Y	14,385,386
Class R5	2,974,327
Class R6	17,975,444
Class A:
Net asset value per share	$15.35
Maximum offering price per share
(Net asset value of $15.35 ÷ 94.50%)	$16.24
Class B:
Net asset value and offering price per share	$12.36
Class C:
Net asset value and offering price per share	$12.35
Class R:
Net asset value and offering price per share	$14.44
Class Y:
Net asset value and offering price per share	$15.86
Class R5:
Net asset value and offering price per share	$16.88
Class R6:
Net asset value and offering price per share	$16.99

*	At December 31, 2017, securities with an aggregate value of $22,768,836 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Small Cap Equity Fund

Statement of Operations

For the year ended December 31, 2017

Investment income:
Dividends (net of foreign withholding taxes of $19,358)	$11,632,645
Dividends from affiliated money market funds (includes securities lending income of $62,143)	190,613
Total investment income	11,823,258

Expenses:
Advisory fees	9,070,472
Administrative services fees	319,405
Custodian fees	42,316
Distribution fees:
Class A	1,362,149
Class B	20,271
Class C	541,707
Class R	361,482
Transfer agent fees — A, B, C, R and Y	2,320,126
Transfer agent fees — R5	83,060
Transfer agent fees — R6	40,449
Trustees’ and officers’ fees and benefits	37,808
Registration and filing fees	154,823
Reports to shareholders	556,624
Professional services fees	85,427
Other	40,291
Total expenses	15,036,410
Less: Fees waived and expense offset arrangement(s)	(31,928)
Net expenses	15,004,482
Net investment income (loss)	(3,181,224)

Realized and unrealized gain from:
Net realized gain from investment securities (includes net gains from securities sold to affiliates of $1,812,220)	81,173,288
Change in net unrealized appreciation of investment securities	84,204,008
Net realized and unrealized gain	165,377,296
Net increase in net assets resulting from operations	$162,196,072

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Small Cap Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2017 and 2016

	2017	2016
Operations:
Net investment income (loss)	$(3,181,224)	$(951,103)
Net realized gain	81,173,288	64,829,058
Change in net unrealized appreciation	84,204,008	78,984,471
Net increase in net assets resulting from operations	162,196,072	142,862,426

Distributions to shareholders from net realized gains:
Class A	(28,064,769)	(28,488,697)
Class B	(85,003)	(196,666)
Class C	(3,250,570)	(3,525,695)
Class R	(3,870,949)	(4,038,957)
Class Y	(11,357,077)	(20,836,295)
Class R5	(2,659,854)	(5,674,407)
Class R6	(14,144,673)	(2,748,507)
Total distributions from net realized gains	(63,432,895)	(65,509,224)

Share transactions–net:
Class A	(49,629,810)	(17,490,273)
Class B	(1,885,008)	(2,320,175)
Class C	(8,651,902)	(4,949,775)
Class R	(8,339,176)	(11,714,388)
Class Y	(210,366,194)	(5,077,163)
Class R5	(69,798,640)	(49,455,127)
Class R6	231,322,050	(33,057,740)
Net increase (decrease) in net assets resulting from share transactions	(117,348,680)	(124,064,641)
Net increase (decrease) in net assets	(18,585,503)	(46,711,439)

Net assets:
Beginning of year	1,274,946,633	1,321,658,072
End of year (includes undistributed net investment income (loss) of $(190,659) and $(203,916), respectively)	$1,256,361,130	$1,274,946,633

Notes to Financial Statements

December 31, 2017

NOTE 1—Significant Accounting Policies

Invesco Small Cap Equity Fund (the “Fund”) is a series portfolio of AIM Funds Group (Invesco Funds Group) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of four separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s primary investment objective is long-term growth of capital.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

14                         Invesco Small Cap Equity Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

15                         Invesco Small Cap Equity Fund

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

16                         Invesco Small Cap Equity Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.745%
Next $250 million	0.73%
Next $500 million	0.715%
Next $1.5 billion	0.70%
Next $2.5 billion	0.685%
Next $2.5 billion	0.67%
Next $2.5 billion	0.655%
Over $10 billion	0.64%

For the year ended December 31, 2017, the effective advisory fees incurred by the Fund was 0.72%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2017, the Adviser waived advisory fees of $19,934.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2017, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2017, IDI advised the Fund that IDI retained $196,109 in front-end sales commissions from the sale of Class A shares and $9,385 and $1,247 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended December 31, 2017, the Fund incurred $18,636 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

17                         Invesco Small Cap Equity Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2017, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended December 31, 2017, there were no material transfers between valuation levels.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2017, the Fund engaged in securities purchases of $6,249,522 and securities sales of $16,660,558, which resulted in net realized gains of $1,812,220.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $11,994.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

18                         Invesco Small Cap Equity Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2017 and 2016:

	2017	2016
Ordinary income	$5,807,205	$—
Long-term capital gain	57,625,690	65,509,224
Total distributions	$63,432,895	$65,509,224

Tax Components of Net Assets at Period-End:

2017
Undistributed ordinary income	$4,934,480
Undistributed long-term gain	16,178,149
Net unrealized appreciation — investments	315,896,180
Temporary book/tax differences	(190,659)
Shares of beneficial interest	919,542,980
Total net assets	$1,256,361,130

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2017.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2017 was $261,591,115 and $434,229,482, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$355,252,722
Aggregate unrealized (depreciation) of investments	(39,356,542)
Net unrealized appreciation of investments	$315,896,180

Cost of investments for tax purposes is $964,856,441.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses on December 31, 2017, undistributed net investment income (loss) was increased by $3,194,481 and undistributed net realized gain was decreased by $3,194,481. This reclassification had no effect on the net assets of the Fund.

19                         Invesco Small Cap Equity Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2017(a)		2016
	Shares	Amount	Shares	Amount
Sold:
Class A	6,985,727	$104,085,068	7,981,739	$109,156,878
Class B	12,223	147,623	17,053	196,559
Class C	612,827	7,469,083	774,627	8,785,640
Class R	1,028,834	14,495,473	1,173,806	15,175,380
Class Y	9,361,531	142,310,390	10,624,376	147,481,614
Class R5	903,595	14,684,328	2,096,196	31,220,958
Class R6	15,825,629	262,055,142	988,701	14,391,165

Issued as reinvestment of dividends:
Class A	1,777,225	26,978,269	1,874,016	27,173,227
Class B	6,857	83,801	16,246	193,498
Class C	258,499	3,158,870	282,483	3,361,551
Class R	271,008	3,869,987	294,320	4,038,063
Class Y	621,268	9,741,484	1,306,361	19,490,897
Class R5	158,284	2,641,763	348,891	5,515,971
Class R6	838,122	14,072,070	172,971	2,748,507

Automatic conversion of Class B shares to Class A shares:
Class A	108,203	1,623,419	136,542	1,862,713
Class B	(132,372)	(1,623,419)	(164,045)	(1,862,713)

Reacquired:
Class A	(12,221,173)	(182,316,566)	(11,335,325)	(155,683,091)
Class B	(40,715)	(493,013)	(76,084)	(847,519)
Class C	(1,575,245)	(19,279,855)	(1,500,306)	(17,096,966)
Class R	(1,890,096)	(26,704,636)	(2,387,883)	(30,927,831)
Class Y	(23,529,583)	(362,418,068)	(12,072,974)	(172,049,674)
Class R5	(5,272,169)	(87,124,731)	(5,763,825)	(86,192,056)
Class R6	(2,697,058)	(44,805,162)	(3,521,980)	(50,197,412)
Net increase (decrease) in share activity	(8,588,579)	$(117,348,680)	(8,734,094)	$(124,064,641)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 52% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

20                         Invesco Small Cap Equity Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (losses)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 12/31/17	$14.25	$(0.05)	$1.98	$1.93	$(0.83)	$15.35	13.58%	$549,010	1.30	%(d)	1.30	%(d)	(0.36	)%(d)	21%
Year ended 12/31/16	13.43	(0.02)	1.61	1.59	(0.77)	14.25	11.72	557,205	1.31		1.31		(0.18)		35
Year ended 12/31/15	15.16	(0.04)	(0.82)	(0.86)	(0.87)	13.43	(5.61)	543,187	1.29		1.29		(0.23)		29
Year ended 12/31/14	17.00	(0.08)	0.37	0.29	(2.13)	15.16	2.17	561,244	1.29		1.29		(0.49)		45
Year ended 12/31/13	13.24	(0.06)	4.87	4.81	(1.05)	17.00	36.68	586,779	1.29		1.29		(0.38)		28
Class B
Year ended 12/31/17	11.70	(0.13)	1.62	1.49	(0.83)	12.36	12.78	1,251	2.05	(d)	2.05	(d)	(1.11	)(d)	21
Year ended 12/31/16	11.23	(0.10)	1.34	1.24	(0.77)	11.70	10.89	2,986	2.06		2.06		(0.93)		35
Year ended 12/31/15	12.92	(0.13)	(0.69)	(0.82)	(0.87)	11.23	(6.28)	5,189	2.04		2.04		(0.98)		29
Year ended 12/31/14	14.92	(0.18)	0.31	0.13	(2.13)	12.92	1.39	8,624	2.04		2.04		(1.24)		45
Year ended 12/31/13	11.81	(0.15)	4.31	4.16	(1.05)	14.92	35.61	12,723	2.04		2.04		(1.13)		28
Class C
Year ended 12/31/17	11.69	(0.13)	1.62	1.49	(0.83)	12.35	12.79	51,355	2.05	(d)	2.05	(d)	(1.11	)(d)	21
Year ended 12/31/16	11.22	(0.11)	1.35	1.24	(0.77)	11.69	10.90	56,845	2.06		2.06		(0.93)		35
Year ended 12/31/15	12.92	(0.13)	(0.70)	(0.83)	(0.87)	11.22	(6.36)	59,546	2.04		2.04		(0.98)		29
Year ended 12/31/14	14.92	(0.18)	0.31	0.13	(2.13)	12.92	1.40	64,348	2.04		2.04		(1.24)		45
Year ended 12/31/13	11.81	(0.15)	4.31	4.16	(1.05)	14.92	35.62	72,662	2.04		2.04		(1.13)		28
Class R
Year ended 12/31/17	13.48	(0.09)	1.88	1.79	(0.83)	14.44	13.32	71,008	1.55	(d)	1.55	(d)	(0.61	)(d)	21
Year ended 12/31/16	12.77	(0.06)	1.54	1.48	(0.77)	13.48	11.46	74,227	1.56		1.56		(0.43)		35
Year ended 12/31/15	14.50	(0.07)	(0.79)	(0.86)	(0.87)	12.77	(5.87)	82,078	1.54		1.54		(0.48)		29
Year ended 12/31/14	16.40	(0.12)	0.35	0.23	(2.13)	14.50	1.89	99,241	1.54		1.54		(0.74)		45
Year ended 12/31/13	12.83	(0.09)	4.71	4.62	(1.05)	16.40	36.38	114,041	1.54		1.54		(0.63)		28
Class Y
Year ended 12/31/17	14.66	(0.02)	2.05	2.03	(0.83)	15.86	13.88	228,176	1.05	(d)	1.05	(d)	(0.11	)(d)	21
Year ended 12/31/16	13.76	0.01	1.66	1.67	(0.77)	14.66	12.02	409,479	1.06		1.06		0.07		35
Year ended 12/31/15	15.47	0.00	(0.84)	(0.84)	(0.87)	13.76	(5.37)	386,369	1.04		1.04		0.02		29
Year ended 12/31/14	17.27	(0.04)	0.37	0.33	(2.13)	15.47	2.36	354,121	1.04		1.04		(0.24)		45
Year ended 12/31/13	13.40	(0.02)	4.94	4.92	(1.05)	17.27	37.07	269,044	1.04		1.04		(0.13)		28
Class R5
Year ended 12/31/17	15.54	0.00	2.17	2.17	(0.83)	16.88	14.00	50,217	0.91	(d)	0.91	(d)	0.03	(d)	21
Year ended 12/31/16	14.52	0.04	1.75	1.79	(0.77)	15.54	12.22	111,621	0.87		0.87		0.26		35
Year ended 12/31/15	16.24	0.03	(0.88)	(0.85)	(0.87)	14.52	(5.18)	152,486	0.88		0.88		0.18		29
Year ended 12/31/14	17.99	(0.01)	0.39	0.38	(2.13)	16.24	2.55	168,876	0.87		0.87		(0.07)		45
Year ended 12/31/13	13.91	0.01	5.12	5.13	(1.05)	17.99	37.22	200,674	0.88		0.88		0.03		28
Class R6
Year ended 12/31/17	15.61	0.02	2.19	2.21	(0.83)	16.99	14.19	305,344	0.85	(d)	0.85	(d)	0.09	(d)	21
Year ended 12/31/16	14.57	0.05	1.76	1.81	(0.77)	15.61	12.31	62,583	0.79		0.79		0.34		35
Year ended 12/31/15	16.28	0.05	(0.89)	(0.84)	(0.87)	14.57	(5.10)	92,803	0.79		0.79		0.27		29
Year ended 12/31/14	18.02	0.00	0.39	0.39	(2.13)	16.28	2.60	114,981	0.78		0.78		0.02		45
Year ended 12/31/13	13.92	0.02	5.13	5.15	(1.05)	18.02	37.34	119,633	0.80		0.80		0.11		28

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $544,860, $2,027, $54,171, $72,296, $346,435, $87,446 and $151,047 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

21                         Invesco Small Cap Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Funds Group (Invesco Funds Group)

and Shareholders of Invesco Small Cap Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Small Cap Equity Fund (one of the funds constituting AIM Funds Group (Invesco Funds Group), hereafter referred to as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

February 23, 2018

We have served as the auditor of one or more of the investment companies in the Invesco/PowerShares group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

22                         Invesco Small Cap Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2017 through December 31, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (07/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/17)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/17)	Expenses Paid During Period[2]
A	$1,000.00	$1,083.30	$6.72	$1,018.75	$6.51	1.28%
B	1,000.00	1,079.80	10.64	1,014.97	10.31	2.03
C	1,000.00	1,079.80	10.64	1,014.97	10.31	2.03
R	1,000.00	1,082.60	8.03	1,017.49	7.78	1.53
Y	1,000.00	1,084.80	5.41	1,020.01	5.24	1.03
R5	1,000.00	1,085.50	4.68	1,020.72	4.53	0.89
R6	1,000.00	1,086.90	4.37	1,021.02	4.23	0.83

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2017 through December 31, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23                         Invesco Small Cap Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2017:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$57,625,690
Qualified Dividend Income*	88.58%
Corporate Dividends Received Deduction*	87.38%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$5,807,205

24                         Invesco Small Cap Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Funds Group (Invesco Funds Group) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Small Cap Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1987	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired.	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Small Cap Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust,PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust,PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc.; Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust,PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Small Cap Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust,PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust,PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Small Cap Equity Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-01540 and 002-27334	Invesco Distributors, Inc.	SCE-AR-1	02142018	0800

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

PricewaterhouseCoopers LLP informed the Trust that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the Loan Rule). The Loan Rule prohibits accounting firms, such as PricewaterhouseCoopers LLP, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it or certain affiliates and covered persons receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PricewaterhouseCoopers LLP informed the Trust it and certain affiliates and covered persons have relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex, which may implicate the Loan Rule.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. In connection with prior independence determinations, PricewaterhouseCoopers LLP communicated, as contemplated by the no-action letter, that it believes that it remains objective and impartial and that a reasonable investor possessing all the facts would conclude that PricewaterhouseCoopers LLP is able to exhibit the requisite objectivity and impartiality to report on the Funds’ financial statements as the independent registered public accounting firm. PricewaterhouseCoopers LLP also represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Funds relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520. Therefore, the Adviser, the Funds and PricewaterhouseCoopers LLP concluded that PricewaterhouseCoopers LLP could continue as the Funds’ independent registered public accounting firm. The Invesco Fund Complex relied upon the no-action letter in reaching this conclusion.

If in the future the independence of PricewaterhouseCoopers LLP is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Funds will need to take other action in order for the Funds’ filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. The SEC no-action relief was initially set to expire 18 months from issuance but has been extended by the SEC without an expiration date, except that the no-action letter will be withdrawn upon the effectiveness of any amendments to the Loan Rule designed to address the concerns expressed in the letter.

(a) to (d)

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2017	Fees Billed for Services Rendered to the Registrant for fiscal year end 2016

Audit Fees	$120,200	$115,600
Audit-Related Fees(1)	$3,000	$0
Tax Fees(2)	$65,972	$38,612
All Other Fees	$0	$0

Total Fees	$189,172	$154,212

(g) PWC billed the Registrant aggregate non-audit fees of $68,972 for the fiscal year ended 2017, and $38,612 for the fiscal year ended 2016, for non-audit services rendered to the Registrant.

(1)	Tax fees for the fiscal year end December 31, 2017 includes fees billed for reviewing regulatory filings.

(2)

Tax fees for the fiscal year end December 31, 2017 includes fees billed for reviewing tax returns and/or services related to tax compliance. Tax fees for fiscal year end December 31, 2016 includes fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2017 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2016 That Were Required to be Pre-Approved by the Registrant’s Audit Committee

Audit-Related Fees	$662,000	$635,000
Tax Fees	$0	$0
All Other Fees	$1,006,000	$2,432,000

Total Fees(1)	$1,668,000	$3,067,000

(1)

Audit-Related fees for the year end 2017 include fees billed related to reviewing controls at a service organization. Audit-Related fees for the year end 2016 include fees billed related to reviewing controls at a service organization.

All other fees for the year end 2017 include fees billed related to the assessments for certain of the company’s risk management tools, current state analysis against regulatory requirements and identification of structural and organizational alternatives, informed by industry practices, for certain of the company’s administrative activities and functions. All other fees for the year end 2016 include fees billed related to the identification of structural and organizational alternatives, informed by industry practices, for certain of the company’s administrative activities and functions.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $4,496,000 for the fiscal year ended December 31, 2017, and $5,763,000 for the fiscal year ended December 31, 2016, for non-audit services rendered to Invesco and Invesco Affiliates.

PWC provided audit services to the Investment Company complex of approximately $23 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended May 4, 2016

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

1 Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee may from time to time delegate specific pre-approval authority to its Chair and/or Vice Chair, so that the Chair or, in his or her absence, Vice Chair may grant specific pre-approval for audit and non-audit services by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement between Audit Committee meetings. Any such delegation shall be reflected in resolutions adopted by the Audit Committee and may include such limitations as to dollar amount(s) and/or scope of service(s) as the Audit Committee may choose to impose. Any such delegation shall not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000 and any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000 must be pre-approved by the Audit Committee and may not be delegated to the Chair or Vice Chair.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;
•	Human resources;
•	Broker-dealer, investment adviser, or investment banking services;
•	Legal services;
•	Expert services unrelated to the audit;
•	Any service or product provided for a contingent fee or a commission;
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;
•	Tax services for persons in financial reporting oversight roles at the Fund; and
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;
•	Financial information systems design and implementation;
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
•	Actuarial services; and
•	Internal audit outsourcing services.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of February 14, 2018, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 14, 2018 the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Funds Group (Invesco Funds Group)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	March 9, 2018

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	March 9, 2018

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	March 9, 2018

EXHIBIT INDEX

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.